Phoenix Investment Partners

Annual Report


October 31, 2001



DUFF&PHELPS

Phoenix-Duff & Phelps
Core Bond Fund

ENGEMANN

Phoenix-Engemann
Aggressive Growth
Fund

Phoenix-Engemann
Capital Growth Fund

GOODWIN

Phoenix-Goodwin
High Yield Fund

Phoenix-Goodwin
Money Market Fund

OAKHURST

Phoenix-Oakhurst
Balanced Fund


[PHOENIX INVESTMENT PARTNERS LOGO]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[MCLOUGHLIN PHOTO]
                    We are pleased to provide this annual report for the Phoenix
               Series Funds for the 12 months ended October 31, 2001. In this report, your Fund's portfolio managers review market events over the last year, including the impact of the tragic events of September 11th, and discuss their investment strategy and outlook for the markets. We hope you find their comments informative. If you have any questions, please contact your financial advisor or a Mutual Fund Services representative at 1-800-243-1574, option 4.
                    To obtain current mutual fund prices and performance
               information, go to www.phoenixinvestments.com, then select "Individual Investors" to enter the Investor Center. You can also access your account statement online, make purchases and exchanges, view your account history, order duplicate statements, print customer service forms and order literature.
     Given the market volatility stirred by recent events and the uncertain environment, this may be a good time to review a few "basics of investing."
     Remain focused on your long-term investment strategy. The key words here are "long term." Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market turns around or your fund's share price begins to move up. And, over time, that could make a big difference in how successful you are in achieving your financial goals.
     Diversify your portfolio. Spreading your investments among different asset classes and investment styles helps reduce risk and volatility. If one type of investment in your portfolio doesn't perform well over a certain time period or particular market environment, it may be offset by the good results of another investment.
     Take advantage of dollar-cost averaging. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This strategy is called "dollar-cost averaging," and it means that when prices are low, you will be buying more shares, and when prices are high, you will be buying fewer. Periodic investment plans do not assure a profit or protect against a loss in declining markets, and this type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue making purchases through periods of low price levels.
     Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals.
Sincerely,

[/s/ Philip R. McLoughlin]

Philip R. McLoughlin
October 31, 2001
             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

The Phoenix-Duff & Phelps Core Bond Fund....................    3
The Phoenix-Engemann Aggressive Growth Fund.................   11
The Phoenix-Engemann Capital Growth Fund....................   21
The Phoenix-Goodwin High Yield Fund.........................   31
The Phoenix-Goodwin Money Market Fund.......................   44
The Phoenix-Oakhurst Balanced Fund..........................   53
Notes to Financial Statements...............................   67

PHOENIX-DUFF & PHELPS CORE BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: What is the Fund's investment objective?

A: The Fund is appropriate for investors seeking total return in excess of the bond market as measured by the Lehman Brothers Aggregate Bond Index.(1) The Fund strives to maintain an overall high credit quality rating of at least AA-.

Q: How would you describe your fixed-income philosophy?

A: Duff & Phelps Investment Management Co. believes that diversified and controlled exposure to a variety of risks associated with the fixed-income markets provides the best opportunity to achieve above-market returns over the long term. Duff & Phelps employs intensive fundamental research to determine the appropriate mix of active sector rotation, opportunistic investing in specific issues, and exposure to changes in interest rates.

     The sector allocation decision is derived from assessing the relative value of industries, credit trends, and supply and demand. Duff & Phelps also relies on opportunistic issue selection to enhance sector exposure. A bottom-up strategy is employed that uses rigid credit quality analysis and an assessment of relative default risk. Finally, our fixed-income team employs interest rate forecasting to determine the appropriate level of price risk that the Fund should incur. This forecast is based on careful analysis of domestic and international economic activity.

Q: What was the Fund's return for the fiscal year ended October 31, 2001?

A: Class A shares returned 13.36%, Class B shares earned 12.58% and Class C shares were up 12.49% compared with a return of 14.56% for the Lehman Brothers Aggregate Bond Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What events dominated the fixed-income market over the last year?

A: Two significant issues dominated the bond market in the last year. First, economic slowing that became evident beginning in the year 2000 continued into the new year. Despite aggressive moves by the Federal Reserve (The "Fed") to ease monetary policy, economic weakness intensified throughout the year. The Fed moved rates lower in the first week of the year, and through October had eased by a total of 4%. (The Fed further eased by an additional 0.5% in early November.) Business investment was weak throughout the year, with companies reporting contracting earnings and weaker earnings prospects. The single bright spot in the economy during the first portion of the year was the consumer sector. Housing, auto sales and other discretionary spending remained relatively strong despite a weakening employment situation.

     The second issue resulted from the tragic events of September 11, 2001. Economic impacts included both direct and indirect effects of the surprise attacks. The employment situation

(1) The Lehman Brothers Aggregate Bond Index measures broad bond market total-return performance. The index is unmanaged and not available for direct investment.

weakened further; consumer confidence declined markedly; and U.S. gross domestic product, a measure of overall economic activity, dropped for the first time since 1991. With the Fed easing throughout the year, the Treasury yield curve steepened, with two-year securities moving from 5.9% to about 2.4% by the end of October. Yields further out the curve declined, although to a lesser extent, with 10-year yields falling from 5.8% to 4.2% and long bond yields declining from 5.8% to 4.9%. Non-Treasury spread product generally outperformed Treasury securities during the year.

Q: What factors contributed to performance?

A: Gross performance (before all fees) exceeded the benchmark for the year ended October 31, 2001. In addition, the Fund's ranking within its peer group continued to improve over the past year, primarily due to the emphasis placed on higher quality issues.(2) The Fund benefited during the year from overweightings in high quality structured product, particularly in the area of asset-backed securities, which are rated AAA. In addition, modest overweightings in specific sectors of the corporate market, mainly in utilities and U.S. banks, also helped performance.

     However, two factors detracted from the Fund's performance during the year. First, the strategy of concentrating on high quality corporate securities caused some underperformance in the first quarter of 2001, as lower quality corporate securities outperformed their higher quality brethren in the midst of Fed easing. In addition, the Fund was positioned for a turnaround in economic activity in the third quarter of 2001. Economic data released during the summer suggested such a turnaround in activity was beginning to take hold. Nevertheless, the attacks of September 11 caused significant dislocation, and spread widening, in spread product sectors (non-Treasury issues). As the Fund was overweighted in these spread sectors, this also detracted somewhat from performance.

Q: What is your current investment outlook?

A: We believe that massive fiscal and monetary stimulus already injected into the economy, lower energy costs and low continuing inflation will allow for an economic rebound by mid-2002. In addition, we believe that the Fed will likely begin tightening as soon as the economy shows signs of life. The Fed has already eased monetary policy 1.5% since the attacks of September 11 and a total 4.5% since January 1. Given the history of the Fed, we expect a possible reversal in this easing cycle once economic activity improves. We expect the term structure of rates to rise next year and the yield curve to flatten once economic growth resumes. The Fund will move to increase its exposure to spread product sectors once the geopolitical and economic environment stabilizes. As spreads widen, we will look to add spread duration in anticipation of the economic turnaround.

                                                               November 15, 2001

(2) A peer group of fixed-income mutual funds with similar investment objectives, according to Lipper, Inc.

Phoenix-Duff & Phelps Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/01

                                                                                             INCEPTION       INCEPTION
                                                     1 YEAR      5 YEARS      10 YEARS      TO 10/31/01        DATE
                                                     ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                             13.36%       6.36%         6.56%             --               --
Class A Shares at POP(3)                              7.97        5.33          6.04              --               --
Class B Shares at NAV(2)                             12.58        5.57            --            5.27%         2/24/94
Class B Shares with CDSC(4)                           8.58        5.57            --            5.27          2/24/94
Class C Shares at NAV(2)                             12.49          --            --            8.35         10/11/99
Class C Shares with CDSC(4)                          12.49          --            --            8.35         10/11/99
Lehman Brothers Aggregate Bond Index(7)              14.56        8.03          7.86          Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 7.54% for Class B (since 2/28/94) and 10.82% for Class C (since 9/30/99).

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  [LINE GRAPH]

                               GROWTH OF $10,000
                              PERIODS ENDING 10/31

                                                            PHOENIX-DUFF & PHELPS CORE BOND   LEHMAN BROTHERS AGGREGATE BOND
                                                                    FUND CLASS A(6)                      INDEX(7)
                                                            -------------------------------   ------------------------------
10/31/91                                                                 9525.00                         10000.00
10/30/92                                                                10453.00                         10983.00
10/29/93                                                                11517.00                         12287.00
10/31/94                                                                11059.00                         11836.00
10/31/95                                                                12697.00                         13689.00
10/31/96                                                                13212.00                         14489.00
10/31/97                                                                14249.00                         15777.00
10/30/98                                                                15412.00                         17251.00
10/29/99                                                                15108.00                         17342.00
10/31/00                                                                15860.00                         18608.00
10/31/01                                                                17979.00                         21317.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                                  [PIE CHART]

                           SECTOR WEIGHTINGS 10/31/01

As a percentage of bond holdings

Agency Mortgage-Backed                                                           40.00
Corporate                                                                        19.00
Asset-Backed                                                                     15.00
U.S. Government                                                                  13.00
Non-Agency Mortgage-Backed                                                       11.00
Foreign Corporate                                                                 2.00

Phoenix-Duff & Phelps Core Bond Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2001 (AS A PERCENTAGE OF NET ASSETS)

  1  U.S. Treasury Bond 6.125%, 8/15/29       8.2%
     U.S. Government security
  2  Home Ownership Funding Corp. II Pfd.     7.3%
     144A 13.338%
     Preferred stock
  3  Fannie Mae 6.50%, 7/1/29                 5.3%
     Agency mortgage-backed security
  4  GNMA 7.50%, 9/15/29                      5.2%
     Agency mortgage-backed security
  5  Fannie Mae 7%, 5/1/30                    5.2%
     Agency mortgage-backed security
  6  Fannie Mae 6.50%, 8/1/31                 4.7%
     Agency mortgage-backed security
  7  Green Tree Financial Corp. 98-3, A5      3.6%
     6.22%, 3/1/30
     Asset-backed security
  8  Fannie Mae 7.50%, 3/1/31                 3.4%
     Agency mortgage-backed security
  9  Fannie Mae 6%, 10/1/14                   3.4%
     Agency mortgage-backed security
 10  PECO Energy Transition Trust 99-A,       3.1%
     A6 6.05%, 3/1/09
     Asset-backed security

                        INVESTMENTS AT OCTOBER 31, 2001

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
U.S. GOVERNMENT SECURITIES--10.9%

U.S. TREASURY BONDS--8.2%
U.S. Treasury Bonds 6.125%,
8/15/29...........................   AAA         $    9,900  $ 11,511,839
                                                             ------------

U.S. TREASURY NOTES--2.7%
U.S. Treasury Notes 6.625%,
3/31/02...........................   AAA              2,600     2,649,054
U.S. Treasury Notes 5.50%,
5/31/03...........................   AAA              1,100     1,154,957
                                                             ------------
                                                                3,804,011
                                                             ------------
-------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $14,576,242)                                  15,315,850
-------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--35.3%
Fannie Mae 10%, 5/25/04...........   AAA                397       411,362
Fannie Mae 6%, 10/1/14............   AAA              4,612     4,754,403
Fannie Mae 6.50%, 6/1/16..........   AAA              3,629     3,774,317
Fannie Mae 6.75%, 5/25/19.........   AAA              1,000     1,029,310
Fannie Mae 6.75%, 6/25/21.........   AAA              1,000     1,035,030
Fannie Mae 6%, 5/1/29.............   AAA              2,534     2,570,800
Fannie Mae 6.50%, 7/1/29..........   AAA              7,205     7,436,449
Fannie Mae 6.50%, 5/1/30..........   AAA                174       179,561
Fannie Mae 7%, 5/1/30.............   AAA              6,939     7,258,023
Fannie Mae 7.50%, 3/1/31..........   AAA              4,583     4,801,723
Fannie Mae 6.50%, 8/1/31..........   AAA              6,468     6,660,389
GNMA 8.50%, 4/15/02...............   AAA                  1           836
GNMA 8%, 9/15/05..................   AAA                 52        54,727
GNMA 8.50%, 3/15/06...............   AAA                 47        49,626
GNMA 8.50%, 4/15/06...............   AAA                 21        21,733
GNMA 8%, 9/15/06..................   AAA                  7         7,937

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
GNMA 8.50%, 11/15/22..............   AAA         $        6  $      6,293
GNMA 6.50%, 9/15/28...............   AAA              2,073     2,143,163
GNMA 7.50%, 9/15/29...............   AAA              6,979     7,349,508
-------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $46,880,012)                                  49,545,190
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES--13.5%
Ford Credit Auto Owner Trust 00-E,
A4 6.74%, 6/15/04.................   AAA              3,000     3,121,301
Green Tree Financial Corp. 98-3,
A5 6.22%, 3/1/30..................   AAA              4,793     4,986,706
MBNA Master Credit Card Trust
Series 1997-C Class A 2.635%,
8/15/06(d)........................   AAA              2,900     2,900,920
PECO Energy Transition Trust 99-A,
A6 6.05%, 3/1/09..................   AAA              4,000     4,294,274
Premier Auto Trust 99-1, A4 5.82%,
10/8/03...........................   AAA              3,590     3,673,074
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $17,921,228)                                  18,976,275
-------------------------------------------------------------------------

CORPORATE BONDS--17.0%

CONSUMER FINANCE--2.7%
Ford Motor Credit Co. 7.375%,
2/1/11............................  BBB+              1,500     1,522,700
Household Finance Corp. 8%,
7/15/10...........................    A               2,000     2,250,583
                                                             ------------
                                                                3,773,283
                                                             ------------

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
ELECTRIC COMPANIES--1.9%
Progress Energy, Inc. 7.10%,
3/1/11............................   BBB         $    2,500  $  2,697,788

ENTERTAINMENT--1.5%
Walt Disney Co. 5.50%, 12/29/06...    A               2,000     2,045,806

FINANCIAL (DIVERSIFIED)--2.3%
Citicorp Capital I 7.933%,
2/15/27...........................                    3,000     3,230,997

FOODS--2.3%
Campbell Soup Co. 6.75%,
2/15/11...........................    A               3,000     3,226,488
INVESTMENT BANKING/BROKERAGE--1.8%
Merrill Lynch & Co. 6.50%,
7/15/18...........................   AA-              2,500     2,557,128

NATURAL GAS--1.9%
Consolidated Natural Gas 6.85%,
4/15/11...........................  BBB+              2,500     2,663,768

TELECOMMUNICATIONS (LONG DISTANCE)--2.6%
Worldcom, Inc. 8.25%, 5/15/31.....  BBB+              3,500     3,583,845
-------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $22,421,333)                                  23,779,103
-------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.5%
First Union - Lehman Brothers -
Bank of America 98-C2, A2 6.56%,
11/18/08..........................   AAA              2,300     2,479,836
First Union Lehman Brothers
Commercial Mortgage 97-C1, A3
7.38%, 4/18/07.................... Aaa(c)             2,500     2,763,506
J.P. Morgan Commercial Mortgage
Finance Corp. 97-C5, A2 7.069%,
9/15/29...........................   AAA              2,997     3,218,927
Merrill Lynch Mortgage Investors,
Inc. 96-C2, A3 6.96%, 11/21/28....   AAA              3,000     3,195,289
Morgan Stanley Capital I, 98-WF1,
 A2 6.55%, 12/15/07...............   AAA              1,500     1,612,091
-------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $12,268,525)                                  13,269,649
-------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------

FOREIGN CORPORATE BONDS--1.6%

UNITED KINGDOM--1.6%
British Telecom PLC 8.125%,
12/15/10..........................   A-          $    2,000  $  2,284,610
-------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,997,029)                                    2,284,610
-------------------------------------------------------------------------

                                                   SHARES
                                                 ----------
PREFERRED STOCKS--7.3%

AGENCY NON MORTGAGE-BACKED SECURITIES--7.3%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                   13,522    10,268,903
-------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $9,962,754)                                   10,268,903
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.1%
(IDENTIFIED COST $126,027,123)                                133,439,580
-------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--3.1%

MONEY MARKET MUTUAL FUNDS--3.1%
SSgA Money Market Fund (2.55%
seven day effective yield)........                4,285,470     4,285,470
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,285,470)                                    4,285,470
-------------------------------------------------------------------------

TOTAL INVESTMENTS--98.2%
(IDENTIFIED COST $130,312,593)                                137,725,050(a)
Other assets and liabilities, net--1.8%                         2,550,577
                                                             ------------
NET ASSETS--100.0%                                           $140,275,627
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,116,594 and gross depreciation of $3,260,240 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purpose was $133,868,696.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $10,268,903 or 7.3% of net assets.

(c) As rated by Moody's, Fitch or Duff & Phelps.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $130,312,593)                                         $137,725,050
Receivables
 Fund shares sold                                         1,767,430
 Interest                                                 1,096,108
Prepaid expenses                                              3,816
                                                       ------------
   Total assets                                         140,592,404
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    117,683
 Investment advisory fee                                     52,016
 Transfer agent fee                                          52,009
 Distribution fee                                            35,345
 Professional                                                26,888
 Financial agent fee                                         12,091
 Trustees' fee                                                5,784
Accrued expenses                                             14,961
                                                       ------------
   Total liabilities                                        316,777
                                                       ------------
NET ASSETS                                             $140,275,627
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $153,656,865
Undistributed net investment income                         349,892
Accumulated net realized loss                           (21,143,587)
Net unrealized appreciation                               7,412,457
                                                       ------------
NET ASSETS                                             $140,275,627
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $129,913,265)                                           13,771,870
Net asset value per share                                     $9.43
Offering price per share $9.43/(1-4.75%)                      $9.90
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $9,866,563)                                              1,051,271
Net asset value and offering price per share                  $9.39
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $495,799)        52,704
Net asset value and offering price per share                  $9.41

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 8,060,418
Dividends                                                   993,326
Security lending                                              1,995
                                                        -----------
   Total investment income                                9,055,739
                                                        -----------
EXPENSES
Investment advisory fee                                     588,331
Distribution fee, Class A                                   305,076
Distribution fee, Class B                                    83,623
Distribution fee, Class C                                     3,479
Financial agent fee                                         142,591
Transfer agent                                              293,403
Printing                                                     39,558
Professional                                                 28,756
Trustees                                                     27,127
Registration                                                 26,322
Custodian                                                    17,565
Miscellaneous                                                14,959
                                                        -----------
   Total expenses                                         1,570,790
                                                        -----------
NET INVESTMENT INCOME                                     7,484,949
                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                           2,067,176
Net change in unrealized appreciation (depreciation)
 on investments                                           6,828,804
                                                        -----------
NET GAIN ON INVESTMENTS                                   8,895,980
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $16,380,929
                                                        ===========

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $  7,484,949    $  8,319,370
 Net realized gain (loss)                                        2,067,176      (7,503,206)
 Net change in unrealized appreciation (depreciation)            6,828,804       5,596,263
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   16,380,929       6,412,427
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,039,572)     (8,117,497)
 Net investment income, Class B                                   (428,106)       (469,140)
 Net investment income, Class C                                    (17,271)        (11,835)
 In excess of net investment income, Class A                      (664,106)       (808,881)
 In excess of net investment income, Class B                       (40,387)        (46,748)
 In excess of net investment income, Class C                        (1,629)         (1,179)
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,191,071)     (9,455,280)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (8,833,438 and 9,588,199
   shares, respectively)                                        80,896,113      84,581,634
 Net asset value of shares issued from reinvestment of
   distributions (490,650 and 575,152 shares, respectively)      4,472,766       5,065,820
 Cost of shares repurchased (9,060,526 and 12,687,945
   shares, respectively)                                       (82,846,521)   (112,003,058)
                                                              ------------    ------------
Total                                                            2,522,358     (22,355,604)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (502,707 and 317,817 shares,
   respectively)                                                 4,587,752       2,794,067
 Net asset value of shares issued from reinvestment of
   distributions (29,368 and 34,346 shares, respectively)          266,547         300,778
 Cost of shares repurchased (345,761 and 795,578 shares,
   respectively)                                                (3,136,289)     (6,993,251)
                                                              ------------    ------------
Total                                                            1,718,010      (3,898,406)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (67,397 and 57,432 shares,
   respectively)                                                   618,567         509,927
 Net asset value of shares issued from reinvestment of
   distributions (1,531 and 1,317 shares, respectively)             13,930          11,545
 Cost of shares repurchased (41,838 and 44,326 shares,
   respectively)                                                  (381,024)       (391,701)
                                                              ------------    ------------
Total                                                              251,473         129,771
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       4,491,841     (26,124,239)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                          12,681,699     (29,167,092)
NET ASSETS
 Beginning of period                                           127,593,928     156,761,020
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $349,892 AND $0, RESPECTIVELY]            $140,275,627    $127,593,928
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                                  --------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------
                                                    2001          2000        1999        1998        1997
Net asset value, beginning of period                 $8.86       $9.04       $9.83       $9.66       $9.47
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                         0.60        0.59        0.59        0.59        0.55
 Net realized and unrealized gain (loss)              0.55       (0.16)      (0.78)       0.18        0.17
                                                       ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                 1.15        0.43       (0.19)       0.77        0.72
                                                       ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                (0.53)      (0.55)      (0.56)      (0.57)      (0.53)
 In excess of net investment income                  (0.05)      (0.06)      (0.04)      (0.03)         --
                                                       ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                             (0.58)      (0.61)      (0.60)      (0.60)      (0.53)
                                                       ---         ---         ---         ---         ---
Change in net asset value                             0.57       (0.18)      (0.79)       0.17        0.19
                                                       ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                       $9.43       $8.86       $9.04       $9.83       $9.66
                                                       ---         ---         ---         ---         ---
                                                       ---         ---         ---         ---         ---
Total return(1)                                      13.36%       4.98%      (1.97)%      8.16%       7.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $129,913    $119,734    $144,923    $180,628    $182,250
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                   1.15%       1.17%       1.04%       1.00%       0.98%
 Net investment income                                5.78%       6.01%       5.62%       5.46%       5.63%
Portfolio turnover rate                                143%        146%        112%        290%        377%

                                                                                                            CLASS C
                                                                                               ----------------------------------
                                                                                                                         FROM
                                                         CLASS B
                                 --------------------------------------------------------         YEAR ENDED
                                                  YEAR ENDED OCTOBER 31                           OCTOBER 31           INCEPTION
                                 --------------------------------------------------------      -----------------      10/12/99 TO
                                   2001        2000         1999         1998        1997        2001       2000       10/31/99
Net asset value, beginning
 of period                        $8.82       $8.97        $9.77        $9.60       $9.45       $8.84      $8.99         $8.96
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
   (loss)                          0.53        0.50         0.51         0.52        0.47        0.55       0.48          0.03
 Net realized and
   unrealized gain (loss)          0.55       (0.14)       (0.78)        0.18        0.17        0.52      (0.11)         0.03
                                    ---         ---          ---          ---         ---         ---        ---        ------
     TOTAL FROM INVESTMENT
       OPERATIONS                  1.08        0.36        (0.27)        0.70        0.64        1.07       0.37          0.06
                                    ---         ---          ---          ---         ---         ---        ---        ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income              (0.47)      (0.46)       (0.49)       (0.51)      (0.49)      (0.46)     (0.47)        (0.03)
 In excess of net
   investment income              (0.04)      (0.05)       (0.04)       (0.02)         --       (0.04)     (0.05)           --
                                    ---         ---          ---          ---         ---         ---        ---        ------
     TOTAL DISTRIBUTIONS          (0.51)      (0.51)       (0.53)       (0.53)      (0.49)      (0.50)     (0.52)        (0.03)
                                    ---         ---          ---          ---         ---         ---        ---        ------
Change in net asset value          0.57       (0.15)       (0.80)        0.17        0.15        0.57      (0.15)         0.03
                                    ---         ---          ---          ---         ---         ---        ---        ------
NET ASSET VALUE, END OF
 PERIOD                           $9.39       $8.82        $8.97        $9.77       $9.60        9.41      $8.84         $8.99
                                    ---         ---          ---          ---         ---         ---        ---        ------
                                    ---         ---          ---          ---         ---         ---        ---        ------
Total return(1)                   12.58%       4.21%       (2.77)%       7.48%       6.94%      12.49%      4.30%         0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                     $9,867      $7,633      $11,737      $12,902      $5,321        $496       $226          $101
RATIO TO AVERAGE NET ASSETS
 OF:
 Operating expenses                1.90%       1.91%        1.79%        1.75%       1.71%       1.90%      1.91%         1.37%(2)
 Net investment income             5.02%       5.25%        4.89%        4.74%       4.91%       5.02%      5.31%         4.97%(2)
Portfolio turnover rate             143%        146%         112%         290%        377%        143%       146%          112%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
                       See Notes to Financial Statements

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JIM CHEN, CFA

Q: What is the Fund's investment objective?

A: The Fund is appropriate for aggressive long-term growth investors willing to assume above-average risk in return for above-average capital growth potential. The Fund may invest in smaller capitalization and private companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: How has the Fund performed over the last 12 months?

A: For the fiscal year ended October 31, 2001, Class A shares declined 56.48% and Class B shares fell 56.84% compared with a negative return of 31.50% for the Russell 2000 Growth Index(1) and a loss of 42.75% for the Russell Midcap Growth Index. The S&P 500 Index was down 24.92% for the same period.(1) The return for Class C shares, which were added January 3, 2001, was a negative 39.62% through October 31, 2001, compared with a negative return of 15.81% for the Russell 2000 Growth Index and a negative return of 16.53% for the S&P 500 Index for the same time period. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What has been the primary reason behind the Fund's lagging performance relative to the indices?

A: Given the slowdown in the economy, many of the traditional growth sectors experienced a deterioration in business fundamentals, which negatively impacted stock performance. The magnitude of this downturn has been one of the most severe in history, and some of the growth cyclical sectors, such as technology and telecommunications, were hit inordinately hard. As a result, the Fund's performance was significantly impacted by its various investments in the high growth technology and telecom companies. With the continued deterioration in business fundamentals and earnings outlook, many of these high growth companies also experienced compression in their valuations, which further affected their stock values. In addition, several of the Fund's investments in the energy and utility sectors were negatively impacted by falling energy prices as a result of the slowing economy. The first half of fiscal 2001 contributed to the bulk of the relative underperformance, as growth stocks experienced their worst performance as investors shifted towards more defensive sectors.

     As the deterioration in the profit outlook continued over the last 12 months, the Fund has reduced its exposure to the technology and telecom sectors and diversified into other areas that offer more defensive characteristics. Some of the industries that the Fund diversified into included health-care services, specialty pharmaceuticals and generics, and defense electronics.

     The top 10 contributors to overall performance over the last 12 months were: Intersil Holdings, Qlogic Corporation, Overture Services, Gilead Sciences, Barr Labs, Amerisource-Bergen, Versity Ltd., Semtech Corporation, KLA-Tencor Corporation, and Lowes Company.

(1) The Russell 2000 Growth Index measures small-capitalization, growth-oriented stock total-return performance. The Russell Midcap Growth Index measures mid-capitalization, growth-oriented stock total-return performance.
    The S&P 500 Index measures broad stock market total-return performance.
 The indices are unmanaged and not available for direct investment.

Q: What is your outlook for the market and the technology sector going forward?

A: We are becoming quite constructive on the market and the technology sector. With a slowing economy and poor earnings outlook, the equity markets have been struggling to find some level of stability. After nearly 10 months of continued business fundamental deterioration, there seems to be some stabilization in several economic sectors. This stabilization, coupled with the enormous amount of monetary and fiscal stimulus being pushed through the financial system by the government, should lead to an eventual economic recovery. Given the vast of amount of stimulus being pumped into the system, we believe the economy should experience healthy growth by the second half of 2002, which should lead to a strong earnings and equity market recovery.

     In anticipation of the pending recovery, the Fund has started to rotate towards more growth cyclical sectors, such as technology and business services. Within the technology sector, we have added the semiconductor and semiconductor equipment industries. These industries have experienced a drastic slowdown due to the global recession in information technology equipment but are well-poised, we believe, for a solid rebound in earnings growth. As the economy strengthens, business investments in information technology equipment will pick up again as we are in the early stage of the Internet build-out. In addition, other subsectors within technology, such as storage and Internet infrastructure hardware/software, should experience a re-acceleration in earnings growth as overall economic activity picks up. As a result, the technology sector should return to its traditional growth characteristics by 2002 and the outlook for 2003 is even more promising, in our view.

                                    November 13, 2001

Phoenix-Engemann Aggressive Growth

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/01

                                                                                            INCEPTION       INCEPTION
                                                    1 YEAR      5 YEARS      10 YEARS      TO 10/31/01        DATE
                                                    ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                            (56.48)%      5.98%       10.04%             --               --
Class A Shares at POP(3)                            (58.98)       4.73         9.39              --               --
Class B Shares at NAV(2)                            (56.84)       5.18           --           10.32%         7/21/94
Class B Shares with CDSC(4)                         (58.40)       5.18           --           10.32          7/21/94
Class C Shares at NAV(2)                                --          --           --          (39.62)          1/3/01
Class C Shares with CDSC(4)                             --          --           --          (40.22)          1/3/01
Russell 2000 Growth Index(6)                        (31.50)       0.96         6.09          Note 8           Note 8
S&P 500 Index(7)                                    (24.92)      10.09        12.80          Note 9           Note 9

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(6) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The index's performance does not reflect sales charges.

(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

(8) Index performance is 6.29% for Class B (since 7/21/94) and (15.81)% for Class C (since 1/3/01).

(9) Index performance is 14.44% for Class B (since 7/21/94) and (16.53)% for Class C (since 1/3/01).

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  [LINE GRAPH]

                               GROWTH OF $10,000
                              PERIODS ENDING 10/31

                                                  PHOENIX-ENGEMANN
                                               AGGRESSIVE GROWTH FUND      RUSSELL 2000 GROWTH
                                                     CLASS A(5)                 INDEX(6)              S&P 500 INDEX(7)
                                               ----------------------      -------------------        ----------------
10/31/91                                               9425.00                  10000.00                  10000.00
10/30/92                                              10073.00                   9964.00                  10996.00
10/29/93                                              11524.00                  12721.00                  12634.00
10/31/94                                              11567.00                  12605.00                  13131.00
10/31/95                                              15631.00                  15200.00                  16599.00
10/31/96                                              18356.00                  17225.00                  20616.00
10/31/97                                              21966.00                  20872.00                  27280.00
10/30/98                                              22050.00                  17562.00                  33286.00
10/29/99                                              39455.00                  22704.00                  41870.00
10/31/00                                              56380.00                  26374.00                  44404.00
10/31/01                                              24537.00                  18066.00                  33340.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


                                  [PIE CHART]

                               SECTOR WEIGHTINGS
                                    10/31/01


As a percentage of equity holdings

                                        CONSUMER          CONSUMER
TECHNOLOGY           HEALTH CARE        CYCLICALS          STAPLES         FINANCIALS       CAPITAL GOODS        OTHER
----------           -----------        ---------         --------         ----------       -------------        -----
38                      33.00             9.00              9.00              5.00              3.00             3.00


Phoenix-Engemann Aggressive Growth Fund

TEN LARGEST EQUITY HOLDINGS AT OCTOBER 31, 2001 (AS A PERCENTAGE OF NET ASSETS)

  1  Teva Pharmaceutical Industries Ltd.      3.2%
     ADR
     Produces pharmaceuticals and
     veterinary products
  2  AmerisourceBergen Corp. Class A          3.2%
     Wholesale distributor of
     pharmaceuticals and related
     health-care services
  3  Andrx Group                              3.0%
     Produces controlled-release oral
     pharmaceuticals using proprietary
     drug delivery technologies
  4  BEA Systems, Inc.                        2.6%
     Computer software designer
  5  McDATA Corp. Class A                     2.4%
     Produces high performance switches
     and software for storage area
     networks
  6  Barr Laboratories, Inc.                  2.4%
     Manufactures and develops generic and
     proprietary prescription
     pharmaceuticals
  7  IDEC Pharmaceutical Corp.                2.2%
     Industrial products manufacturer
  8  Wellpoint Health Networks, Inc.          2.0%
     California-based health-care provider
  9  Overture Services, Inc.                  1.9%
     Provides online services, including
     Web site search, comparison shopping,
     and auction search
 10  Intersil Corp. Class A                   1.9%
     Designs and manufactures analog and
     digital integrated circuits

                        INVESTMENTS AT OCTOBER 31, 2001


                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--81.5%
AEROSPACE/DEFENSE--0.4%
Alliant Techsystems Inc.(b)................       12,000  $  1,047,120

AIRLINES--1.1%
Southwest Airlines Co. ....................      100,000     1,590,000
SkyWest, Inc. .............................       80,000     1,464,000
                                                          ------------
                                                             3,054,000
                                                          ------------
BIOTECHNOLOGY--8.0%
Abgenix, Inc.(b)...........................      130,000     3,872,700
Gilead Sciences Inc.(b)....................       40,000     2,516,000
IDEC Pharmaceutical Corp.(b)...............      100,000     5,998,000
MedImmune, Inc.(b).........................      120,000     4,708,800
Millennium Pharmaceuticals, Inc.(b)........      140,000     3,564,400
Protein Design Labs, Inc.(b)...............       50,000     1,650,500
                                                          ------------
                                                            22,310,400
                                                          ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--1.1%
Cablevision Systems Corp. Class A(b).......       20,000       685,000
Univision Communications, Inc. Class
A(b).......................................      100,000     2,500,000
                                                          ------------
                                                             3,185,000
                                                          ------------

COMPUTERS (HARDWARE)--0.5%
Cosine Communications, Inc.(b)(e)(f).......       66,666        62,999
Emulex Corp.(b)............................       60,000     1,420,800
                                                          ------------
                                                             1,483,799
                                                          ------------


                                                SHARES       VALUE
                                              ----------  ------------

COMPUTERS (NETWORKING)--5.1%
McDATA Corp. Class A(b)....................      450,000  $  6,619,500
Network Appliance, Inc.(b).................      175,000     2,327,500
Overture Services, Inc.(b).................      200,000     5,270,000
                                                          ------------
                                                            14,217,000
                                                          ------------

COMPUTERS (PERIPHERALS)--1.3%
Finisar Corp.(b)...........................      400,000     3,128,000
Procom Technology, Inc.(b).................      300,000       597,000
                                                          ------------
                                                             3,725,000
                                                          ------------

COMPUTERS (SOFTWARE & SERVICES)--7.2%
Aspsecure.Com Corp.(b)(e)(f)...............      250,000             0
BEA Systems, Inc.(b).......................      600,000     7,284,000
Citrix Systems, Inc.(b)....................      100,000     2,340,000
Digital Insight Corp.(b)...................       70,500     1,173,825
i2 Technologies, Inc.(b)...................      300,000     1,368,000
NetIQ Corp.(b).............................       50,000     1,407,500
PeopleSoft, Inc.(b)........................       60,000     1,786,200
SmartForce PLC ADR(b)......................       40,000       658,400
Verisity Ltd.(b)...........................      125,000     1,450,000
VERITAS Software Corp.(b)..................       90,000     2,554,200
                                                          ------------
                                                            20,022,125
                                                          ------------

CONSUMER FINANCE--1.4%
Countrywide Credit Industries, Inc. .......      100,000     3,993,000

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
DISTRIBUTORS (FOOD & HEALTH)--6.2%
AmerisourceBergen Corp. ...................      140,000  $  8,898,400
Andrx Group(b).............................      130,000     8,440,900
                                                          ------------
                                                            17,339,300
                                                          ------------

ELECTRICAL EQUIPMENT--1.8%
EDO Corp.(b)...............................       60,000     1,617,000
Merix Corp. ...............................      200,000     3,376,000
                                                          ------------
                                                             4,993,000
                                                          ------------

ELECTRONICS (SEMICONDUCTORS)--12.2%
Applied Micro Circuits Corp.(b)............       50,000       551,500
Integrated Circuit Systems, Inc.(b)........      250,000     4,252,500
Intersil Corp. Class A(b)..................      160,000     5,240,000
Kopin Corp(b)..............................      200,000     2,518,000
Micrel, Inc.(b)............................      180,000     4,527,000
QLogic Corp.(b)............................       40,000     1,574,000
RF Micro Devices, Inc.(b)..................      200,000     4,088,000
Semtech Corp.(b)...........................      100,000     3,775,000
Triquint Semiconductor, Inc.(b)............      200,000     3,536,000
Xilinx, Inc.(b)............................      125,000     3,802,500
                                                          ------------
                                                            33,864,500
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)--3.7%
Advanced Energy Industries, Inc.(b)........      150,000     3,013,500
KLA-Tencor Corp.(b)........................       50,000     2,043,000
Photronics, Inc.(b)........................      100,000     2,482,000
Teradyne, Inc.(b)..........................      125,000     2,881,250
                                                          ------------
                                                            10,419,750
                                                          ------------

HEALTH CARE (DIVERSIFIED)--0.6%
IVAX Corp.(b)..............................       75,000     1,541,250
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.5%
Forest Laboratories, Inc.(b)...............       20,000     1,487,600
ICOS Corp.(b)..............................       40,000     2,310,000
Pharmaceutical Resources, Inc.(b)..........       40,000     1,372,000
Taro Pharmaceutical Industries Ltd.(b).....       40,000     1,684,000
                                                          ------------
                                                             6,853,600
                                                          ------------
HEALTH CARE (GENERIC AND OTHER)--2.9%
Barr Laboratories, Inc.(b).................       90,000     6,552,000
King Pharmaceuticals, Inc.(b)..............       40,000     1,559,600
                                                          ------------
                                                             8,111,600
                                                          ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.9%
Health Management Associates, Inc. Class
A(b).......................................      125,000     2,436,250


                                                SHARES       VALUE
                                              ----------  ------------

HEALTH CARE (LONG TERM CARE)--0.8%
Manor Care, Inc.(b)........................      100,000  $  2,336,000

HEALTH CARE (MANAGED CARE)--4.4%
First Health Group Corp.(b)................       80,000     2,160,000
Health Net, Inc.(b)........................      200,000     4,390,000
Wellpoint Health Networks, Inc.(b).........       50,000     5,579,500
                                                          ------------
                                                            12,129,500
                                                          ------------

HEALTH CARE (SPECIALIZED SERVICES)--2.2%
Laboratory Corporation of America
Holdings(b)................................       20,000     1,724,000
Quest Diagnostics, Inc.(b).................       20,000     1,307,600
Unilab Corp.(b)............................      125,000     2,960,000
                                                          ------------
                                                             5,991,600
                                                          ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Dial Corp. (The)...........................      100,000     1,668,000

INSURANCE (PROPERTY-CASUALTY)--0.4%
Fidelity National Financial, Inc. .........       50,000     1,150,500

INVESTMENT BANKING/BROKERAGE--1.4%
Lehman Brothers Holdings, Inc. ............       40,000     2,498,400
Waddell & Reed Financial, Inc. Class A.....       60,000     1,529,400
                                                          ------------
                                                             4,027,800
                                                          ------------

INVESTMENT MANAGEMENT--1.2%
Stilwell Financial, Inc. ..................       65,000     1,307,150
W.P. Stewart & Co. Ltd. ...................      100,000     2,113,000
                                                          ------------
                                                             3,420,150
                                                          ------------

OIL & GAS (EXPLORATION & PRODUCTION)--1.4%
Evergreen Resources, Inc.(b)...............       50,000     1,997,000
NobleAffiliates, Inc. .....................       50,000     1,848,500
                                                          ------------
                                                             3,845,500
                                                          ------------

RESTAURANTS--1.8%
O Charleys, Inc.(b)........................       50,000       799,500
P.F. Chang's China Bistro, Inc.(b).........       60,000     2,377,800
Starbucks Corp.(b).........................      100,000     1,712,000
                                                          ------------
                                                             4,889,300
                                                          ------------

RETAIL (BUILDING SUPPLIES)--1.5%
Lowe's Cos., Inc. .........................      125,000     4,262,500

RETAIL (COMPUTERS & ELECTRONICS)--1.2%
CDW Computers Centers, Inc.(b).............       75,000     3,453,750

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
RETAIL (DISCOUNTERS)--1.3%
Family Dollar Stores, Inc. ................      125,000  $  3,607,500

RETAIL (DRUG STORES)--1.3%
Duane Reads, Inc.(b).......................      120,000     3,590,400

RETAIL (SPECIALTY)--1.1%
Bed, Bath & Beyond Inc.(b).................      100,000     2,506,000
Office Depot, Inc.(b)......................       50,000       680,000
                                                          ------------
                                                             3,186,000
                                                          ------------

RETAIL (SPECIALTY-APPAREL)--0.4%
AnnTaylor Stores Corp.(b)..................       50,000     1,100,000

SERVICES (COMMERCIAL & CONSUMER)--2.7%
Corporate Executive Board Co. (The)(b).....      150,000     4,585,500
Exult, Inc.(b).............................      200,000     2,800,000
                                                          ------------
                                                             7,385,500
                                                          ------------

SERVICES (COMPUTER SYSTEMS)--0.9%
SunGard Data Systems, Inc.(b)..............      100,000     2,520,000
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,600,424)                             227,160,694
----------------------------------------------------------------------

FOREIGN COMMON STOCKS--7.2%

COMPUTERS (SOFTWARE & SERVICES)--1.8%
Check Point Software Technologies Ltd.
(Israel)(b)................................       70,000     2,066,400
Precise Software Solutions Ltd.
(Israel)(b)................................      150,000     2,866,500
                                                          ------------
                                                             4,932,900
                                                          ------------

ELECTRICAL EQUIPMENT--0.4%
Flextronics International Ltd.
(Singapore)(b).............................       50,000       995,000

ELECTRONICS (SEMICONDUCTORS)--0.6%
United Microelectronics Corp. ADR
(Taiwan)(b)................................      300,000     1,710,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.4%
Elan Corp. PLC ADR (Ireland)(b)............       75,000     3,423,750
Teva Pharmaceutical Industries Ltd. ADR
(Israel)...................................      145,000     8,961,000
                                                          ------------
                                                            12,384,750
                                                          ------------
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $18,093,936)                               20,022,650
----------------------------------------------------------------------


                                                SHARES       VALUE
                                              ----------  ------------

CONVERTIBLE PREFERRED STOCKS--0.5%

COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B
Pfd.(b)(c)(e)(f)...........................      176,768  $  1,012,881

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)(e)(f)...      237,518       425,157
----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $3,250,003)                                 1,438,038
----------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                   -----------   ----------
CONVERTIBLE BONDS--0.6%

COMMUNICATIONS EQUIPMENT--0.6%
Cyras Systems, Inc. Cv. 144A
4.50%, 8/15/05(d)(e)..............   NR          $    1,250     1,443,750
Kestrel Solutions, Inc. Cv. 144A
5.50%, 7/15/05(d)(e)..............   NR               1,000       170,000
-------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,250,000)                                    1,613,750
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.8%
(IDENTIFIED COST $226,194,363)                                250,235,132
-------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--9.0%

CERTIFICATES OF DEPOSIT--0.7%
Canadian Imperial Bank of Commerce
4.225%, 5/22/02...................  AA--              2,000     2,023,581

COMMERCIAL PAPER--8.1%
United Technologies Corp. 2.75%,
11/2/01...........................   A-1              3,000     2,999,771
Exxon Imperial U.S., Inc. 2.45%,
11/7/01...........................  A-1+              1,380     1,379,437
Verizon Network Funding Corp.
2.42%, 11/13/01...................  A-1+              3,000     2,997,580
Special Purpose Accounts
Receivables Corp. 2.45%,
11/13/01..........................   A-1              1,105     1,104,098
Delaware Funding Corp. 2.42%,
11/14/01..........................  A-1+              1,500     1,498,689
Ford Motor Credit Co. 2.80%,
11/14/01..........................   A-1              3,500     3,496,461
Kimberly-Clark Corp. 2.40%,
11/16/01..........................  A-1+                860       859,140

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
COMMERCIAL PAPER--CONTINUED
Bavaria Universal Funding Corp.
2.47%, 11/16/01...................   A-1         $    3,500  $  3,496,398
Special Purpose Accounts
Receivables Corp. 2.55%,
11/19/01..........................   A-1              1,250     1,248,406
Preferred Receivable Funding Corp.
2.32%, 11/30/01...................  A-1+              3,205     3,199,011
                                                             ------------
                                                               22,278,991
                                                             ------------

                                                 PAR
                                                VALUE
                                                (000)        VALUE
                                              ----------  ------------
FEDERAL AGENCY SECURITIES--0.2%
Federal Farm Credit Bank Discount Notes
2.32%, 11/13/01............................   $      690  $    689,466
----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $24,968,347)                               24,992,038
----------------------------------------------------------------------

TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $251,162,710)                             275,227,170(a)
Other assets and liabilities, net--1.2%                      3,338,326
                                                          ------------
NET ASSETS--100.0%                                        $278,565,496
                                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,603,378 and gross depreciation of $17,338,540 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $251,962,332.

(b) Non-income producing.

(c) Private placement. Illiquid.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $1,613,750 or 0.5% of net assets.

(e) Illiquid. At October 31, 2001, these securities amounted to a value of $3,114,787 or 1.1% of net assets.

(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2001, these securities, which are included in illiquid securities above, amounted to $1,501,037 or 0.5% of net assets.

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value,
 including $10,617,665 of securities on loan
 (Identified cost $251,162,710)                        $ 275,227,170
Short-term investments held as collateral for loaned
 securities                                               12,012,439
Cash                                                       1,516,152
Receivables
 Investment securities sold                                8,561,457
 Fund shares sold                                            205,269
 Interest and dividends                                       71,997
Prepaid expenses                                               4,445
                                                       -------------
   Total assets                                          297,598,929
                                                       -------------
LIABILITIES
Payables
 Collateral on securities loaned                          12,012,439
 Investment securities purchased                           6,243,513
 Fund shares repurchased                                     306,035
 Investment advisory fee                                     189,429
 Transfer agent fee                                          127,791
 Distribution fee                                             75,551
 Financial agent fee                                          20,000
 Trustees' fee                                                 5,784
 Payable to adviser                                              162
Accrued expenses                                              52,729
                                                       -------------
   Total liabilities                                      19,033,433
                                                       -------------
NET ASSETS                                             $ 278,565,496
                                                       =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $ 382,319,531
Accumulated net realized loss                           (127,818,495)
Net unrealized appreciation                               24,064,460
                                                       -------------
NET ASSETS                                             $ 278,565,496
                                                       =============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $250,174,414)                                            19,762,603
Net asset value per share                                     $12.66
Offering price per share $12.66/(1-5.75%)                     $13.43
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $28,115,887)                                              2,392,131
Net asset value and offering price per share                  $11.75
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $275,195)         23,425
Net asset value and offering price per share                  $11.75

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                               $   2,262,106
Dividends                                                    536,628
Security lending                                             179,632
Foreign taxes withheld                                       (20,383)
                                                       -------------
   Total investment income                                 2,957,983
                                                       -------------
EXPENSES
Investment advisory fee                                    3,289,038
Distribution fee, Class A                                    930,286
Distribution fee, Class B                                    403,115
Distribution fee, Class C                                      1,779
Financial agent fee                                          289,637
Transfer agent                                               705,499
Printing                                                     113,397
Registration                                                  53,757
Custodian                                                     48,023
Professional                                                  32,829
Trustees                                                      27,127
Miscellaneous                                                 16,689
                                                       -------------
   Total expenses                                          5,911,176
   Custodian fees paid indirectly                             (7,825)
                                                       -------------
   Net expenses                                            5,903,351
                                                       -------------
NET INVESTMENT LOSS                                       (2,945,368)
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized loss on securities                         (127,818,492)
Net change in unrealized appreciation (depreciation)
 on investments                                         (253,705,211)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (381,523,703)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(384,469,071)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended       Year Ended
                                                                10/31/01         10/31/00
                                                              -------------    -------------
FROM OPERATIONS
 Net investment income (loss)                                 $  (2,945,368)   $  (3,240,741)
 Net realized gain (loss)                                      (127,818,492)      45,604,732
 Net change in unrealized appreciation (depreciation)          (253,705,211)     128,911,291
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  (384,469,071)     171,275,282
                                                              -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gains, Class A                                    (40,496,417)     (46,796,438)
 Net realized gains, Class B                                     (4,568,282)      (3,625,625)
                                                              -------------    -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (45,064,699)     (50,422,063)
                                                              -------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,255,371 and 9,993,900
   shares, respectively)                                         62,077,180      327,378,390
 Net asset value of shares issued from reinvestment of
   distributions (1,812,114 and 1,457,984 shares,
   respectively)                                                 38,054,382       43,929,051
 Cost of shares repurchased (4,776,406 and 7,398,322 shares,
   respectively)                                                (85,502,086)    (240,837,014)
                                                              -------------    -------------
Total                                                            14,629,476      130,470,427
                                                              -------------    -------------
CLASS B
 Proceeds from sales of shares (695,573 and 1,337,382
   shares, respectively)                                         12,166,209       41,681,930
 Net asset value of shares issued from reinvestment of
   distributions (218,877 and 119,475 shares, respectively)       4,296,135        3,410,996
 Cost of shares repurchased (658,365 and 489,090 shares,
   respectively)                                                (10,686,934)     (14,862,707)
                                                              -------------    -------------
Total                                                             5,775,410       30,230,219
                                                              -------------    -------------
CLASS C
 Proceeds from sales of shares (23,906 and 0 shares,
   respectively)                                                    388,264               --
 Net asset value of shares issued from reinvestment of
   distributions (0 and 0 shares, respectively)                          --               --
 Cost of shares repurchased (481 and 0 shares, respectively)         (8,460)              --
                                                              -------------    -------------
Total                                                               379,804               --
                                                              -------------    -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       20,784,690      160,700,646
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (408,749,080)     281,553,865
NET ASSETS
 Beginning of period                                            687,314,576      405,760,711
                                                              -------------    -------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $0 AND $0, RESPECTIVELY]                  $ 278,565,496    $ 687,314,576
                                                              =============    =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                           --------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31
                                                           --------------------------------------------------------
                                                             2001          2000        1999        1998        1997
Net asset value, beginning of period                         $31.99      $24.54      $13.72      $17.20      $16.84
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                 (0.12)(2)    (0.14)(2)    (0.08)(2)    (0.03)    (0.08)(2)
 Net realized and unrealized gain (loss)                     (17.12)      10.50       10.90        0.04        2.95
                                                               ----        ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                        (17.24)      10.36       10.82        0.01        2.87
                                                               ----        ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net realized gains                            (2.09)      (2.91)         --       (3.46)      (2.51)
 In excess of net investment income                              --          --          --       (0.03)         --
                                                               ----        ----        ----        ----        ----
     TOTAL DISTRIBUTIONS                                      (2.09)      (2.91)         --       (3.49)      (2.51)
                                                               ----        ----        ----        ----        ----
Change in net asset value                                    (19.33)       7.45       10.82       (3.48)       0.36
                                                               ----        ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                               $12.66      $31.99      $24.54      $13.72      $17.20
                                                               ----        ----        ----        ----        ----
                                                               ----        ----        ----        ----        ----
Total return(1)                                              (56.48)%     42.90%      78.94%       0.38%      19.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $250,174    $622,964    $378,427    $222,149    $246,002
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                            1.36%(4)     1.13%(4)     1.19%(3)     1.21%     1.20%
 Net investment income                                        (0.64)%     (0.43)%     (0.41)%     (0.18)%     (0.53)%
Portfolio turnover rate                                         183%        158%        167%        176%        518%

                                                                            CLASS B                                CLASS C
                                                    --------------------------------------------------------      ---------
                                                                                                                    FROM
                                                                     YEAR ENDED OCTOBER 31                        INCEPTION
                                                    --------------------------------------------------------      1/3/01 TO
                                                        2001        2000        1999        1998        1997      10/31/01
Net asset value, beginning of period                  $30.13      $23.40      $13.18      $16.76      $16.57        $19.48
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          (0.24)(2)    (0.38)(2)    (0.22)(2)    (0.12)    (0.20)(2)    (0.20)(2)
 Net realized and unrealized gain (loss)              (16.05)      10.02       10.44        0.03        2.90         (7.53)
                                                        ----        ----        ----        ----        ----         -----
     TOTAL FROM INVESTMENT OPERATIONS                 (16.29)       9.64       10.22       (0.09)       2.70         (7.73)
                                                        ----        ----        ----        ----        ----         -----
LESS DISTRIBUTIONS
 Dividends from net realized gains                     (2.09)      (2.91)         --       (3.46)      (2.51)           --
 In excess of net investment income                       --          --          --       (0.03)         --            --
                                                        ----        ----        ----        ----        ----         -----
     TOTAL DISTRIBUTIONS                               (2.09)      (2.91)         --       (3.49)      (2.51)           --
                                                        ----        ----        ----        ----        ----         -----
Change in net asset value                             (18.38)       6.73       10.22       (3.58)       0.19         (7.73)
                                                        ----        ----        ----        ----        ----         -----
NET ASSET VALUE, END OF PERIOD                        $11.75      $30.13      $23.40      $13.18      $16.76        $11.75
                                                        ----        ----        ----        ----        ----         -----
                                                        ----        ----        ----        ----        ----         -----
Total return(1)                                       (56.84)%     41.89%      77.54%      (0.28)%     18.70%       (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $28,116     $64,351     $27,334     $14,157     $13,611          $275
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                     2.11%(4)     1.88%(4)     1.94%(3)     1.96%     1.96%        2.16%(4)(5)
 Net investment income                                 (1.40)%     (1.20)%     (1.16)%     (0.93)%     (1.28)%       (1.41)%(5)
Portfolio turnover rate                                   183%        158%        167%        176%        518%          183%

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Annualized.

(6) Not Annualized.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS

Q: What is the Fund's Investment Objective?

A: The Fund's investment objective is long-term capital appreciation. The Fund's strategy is to deploy a diversified investment approach.

Q: How has the Fund performed over the last 12 months?

A: For the fiscal year ended October 31, 2001, Class A shares declined 49.46% and Class B shares fell 49.82% versus a decline of 39.92% for the Russell 1000 Growth Index and a loss of 24.92% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What has been the primary reason behind the Fund's lagging performance relative to the indices?

A: Given the slowdown in the economy, many of the traditional growth sectors experienced deterioration in business fundamentals, which negatively impacted stock performance. The magnitude of this downturn has been one of the most severe in history, and various growth cyclical sectors such as technology and telecommunications were hit inordinately hard. As a result, the Fund's performance was significantly impacted by its various investments in the technology and telecom sectors. With the continued deterioration in business fundamentals and earnings growth, many of the high growth companies also experienced compression in their valuations, which further affected their stock values. The first half of fiscal 2001 contributed to the bulk of the relative underperformance, as growth stocks experienced their worst performance as investors shifted towards more defensive sectors.

     The top 10 contributors to the overall performance of the Fund over the last 12 months were: Johnson & Johnson, Wal-Mart Stores, Freddie Mac, UnitedHealth Group, Accenture Ltd., Medimmune, Southwest Airlines, Sungard Data Systems, Teva Pharmaceutical, and Northrop Corporation.

Q: What changes did you make to the portfolio during the last fiscal year?

A: As the deterioration in the profit outlook continued, the Fund reduced its exposure to the technology and telecom sectors and diversified into other sectors that offer more defensive characteristics. Some of the industries that the Fund diversified into included health-care services, specialty pharmaceuticals and generics, and defense electronics. In addition, the financial services sector has been an area of increased focus due to the Federal Reserve's continued action to reduce rates.

Q: What is your outlook for the market?

A: We are actually becoming quite constructive on the market. With a slowing economy and poor earnings outlook, the equity markets have been struggling to find some level of stability. After nearly 10 months of continued business fundamental deterioration, there seems to be some stabilization in several economic sectors. This stabilization, coupled with the enormous amount of monetary and fiscal stimulus being pushed through the financial system by the government,

(1) The Russell 1000 Growth Index measures large-cap, growth-oriented stock total-return performance. The S&P 500 Index measures broad stock market total-return performance. The indices are unmanaged and not available for direct investment.

should lead to an eventual economic recovery. We believe the economy should experience healthy growth by the second half of 2002, resulting in a strong earnings and equity market recovery. The market usually anticipates economic events six to 12 months in advance. Consequently, we believe the market may be in for several months of strong performance.

Q: How have you positioned the Fund for the future?

A: In anticipation of the pending economic and earnings recovery, the Fund has started to rotate towards more cyclical sectors, such as technology, transportation, financial services, and business services. Within technology, we have added to our exposure in the semiconductor and semiconductor equipment industries. These industries have experienced a drastic slowdown due to the global recession in information technology equipment but are well-poised, we believe, for a solid rebound in earnings growth. As economic activity improves, business investments in information technology equipment will resume as we are in the early stage of the Internet build-out. The technology sector should return to its traditional growth characteristics by the second half of 2002 and the outlook for 2003 is even more promising, in our view. Thus, the Fund has recently increased its exposure to the technology sector. We believe the other cyclical sectors, such as transportation and business services, should experience a healthy earnings recovery from their lows of 2001.

                                    November 13, 2001

Phoenix-Engemann Capital Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/01

                                                                                            INCEPTION       INCEPTION
                                                    1 YEAR      5 YEARS      10 YEARS      TO 10/31/01        DATE
                                                    ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                            (49.46)%      0.29%        5.52%             --               --
Class A Shares at POP(3)                            (52.37)      (0.89)        4.90              --               --
Class B Shares at NAV(2)                            (49.82)      (0.44)          --            5.10%         7/15/94
Class B Shares with CDSC(4)                         (51.69)      (0.44)          --            5.10          7/15/94
S&P 500 Index(6)                                    (24.92)      10.09        12.80           14.35          7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                  [LINE GRAPH]

                               GROWTH OF $10,000
                              PERIODS ENDING 10/31

                                                            PHOENIX-ENGEMANN CAPITAL GROWTH
                                                                    FUND CLASS A(5)                 S&P 500 INDEX(6)
                                                            -------------------------------         ----------------
10/31/91                                                                 9425.00                        10000.00
10/30/92                                                                10080.00                        10996.00
10/29/93                                                                10806.00                        12634.00
10/31/94                                                                11028.00                        13131.00
10/31/95                                                                13665.00                        16599.00
10/31/96                                                                15898.00                        20616.00
10/31/97                                                                19842.00                        27280.00
10/30/98                                                                22274.00                        33286.00
10/29/99                                                                28902.00                        41870.00
10/31/00                                                                31918.00                        44404.00
10/31/01                                                                16131.00                        33340.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.



                                  [PIE CHART]

                           SECTOR WEIGHTINGS 10/31/01

As a percentage of equity holdings

                                                          CONSUMER          CONSUMER
TECHNOLOGY           HEALTH CARE       FINANCIALS         CYCLICALS          STAPLES        CAPITAL GOODS       OTHER
----------           -----------       ----------         ---------         --------        -------------       -----
32                      27.00             12.00             8.00              8.00              8.00             5.00

Phoenix-Engemann Capital Growth Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2001 (AS A PERCENTAGE OF NET ASSETS)

 1.  Pfizer, Inc.                             5.1%
     Operations include health care,
     specialty chemicals and consumer
     products
 2.  Johnson & Johnson                        3.7%
     Produces health-care products
 3.  Tyco International Ltd.                  3.6%
     Manufactures fire protection systems
 4.  Texas Instruments, Inc.                  3.4%
     Manufacturer of semiconductors and
     electronic equipment
 5.  Wal-Mart Stores, Inc.                    2.9%
     Major discount store chain operator
 6.  Freddie Mac                              2.7%
     Home loan mortgage provider
 7.  Cardinal Health, Inc.                    2.7%
     Wholesale distributor of drugs and
     health products
 8.  Citigroup, Inc.                          2.4%
     Diversified financial services
     company
 9.  Bristol-Myers Squibb Co.                 2.2%
     Pharmaceuticals and medical products
     producer
10.  BEA Systems, Inc.                        2.2%
     Computer software designer

                        INVESTMENTS AT OCTOBER 31, 2001


                                             SHARES        VALUE
                                           ----------  --------------
COMMON STOCKS--89.1%
AEROSPACE/DEFENSE--1.3%
Northrop Grumman Corp. ..................     165,000  $   16,491,750
AIRLINES--0.6%
Southwest Airlines Co. ..................     500,000       7,950,000

BANKS (MAJOR REGIONAL)--1.0%
Wells Fargo & Co. .......................     300,000      11,850,000
BIOTECHNOLOGY--3.1%
Amgen, Inc.(b)...........................     150,000       8,523,000
IDEC Pharmaceutical Corp.(b).............     300,000      17,994,000
MedImmune, Inc.(b).......................     300,000      11,772,000
                                                       --------------
                                                           38,289,000
                                                       --------------
BROADCASTING (TELEVISION, RADIO &
CABLE)--1.0%
Liberty Media Corp. Class A(b)...........   1,020,000      11,923,800

COMPUTERS (HARDWARE)--2.0%
Brocade Communications Systems,
Inc.(b)..................................     250,000       6,137,500
Sun Microsystems, Inc.(b)................   1,800,000      18,270,000
                                                       --------------
                                                           24,407,500
                                                       --------------

COMPUTERS (NETWORKING)--2.6%
Cisco Systems, Inc.(b)...................   1,100,000      18,612,000
McDATA Corp. Class A(b)..................     900,000      13,239,000
                                                       --------------
                                                           31,851,000
                                                       --------------


                                             SHARES        VALUE
                                           ----------  --------------

COMPUTERS (PERIPHERALS)--1.1%
EMC Corp.(b).............................   1,100,000  $   13,552,000

COMPUTERS (SOFTWARE & SERVICES)--7.2%
BEA Systems, Inc.(b).....................   2,200,000      26,708,000
i2 Technologies, Inc.(b).................     500,000       2,280,000
Oracle Corp.(b)..........................   1,500,000      20,340,000
PeopleSoft, Inc.(b)......................     300,000       8,931,000
Siebl Systems, Inc.(b)...................     250,000       4,082,500
VeriSign, Inc.(b)........................     411,800      15,940,778
VERITAS Software Corp.(b)................     400,000      11,352,000
                                                       --------------
                                                           89,634,278
                                                       --------------

DISTRIBUTORS (FOOD & HEALTH)--3.8%
Andrx Group(b)...........................     210,000      13,635,300
Cardinal Health, Inc. ...................     500,000      33,555,000
                                                       --------------
                                                           47,190,300
                                                       --------------

ELECTRICAL EQUIPMENT--1.3%
Emerson Electric Co. ....................     150,000       7,353,000
General Electric Co. ....................     150,000       5,461,500
Solectron Corp.(b).......................     300,000       3,690,000
                                                       --------------
                                                           16,504,500
                                                       --------------

ELECTRONICS (DEFENSE)--1.2%
Raytheon Co. ............................     450,000      14,512,500

ELECTRONICS (SEMICONDUCTORS)--10.1%
Analog Devices, Inc.(b)..................     400,000      15,200,000
Applied Micro Circuits Corp.(b)..........     200,000       2,206,000

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                             SHARES        VALUE
                                           ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Celestica, Inc.(b).......................     200,000  $    6,864,000
Intersil Corp. Class A(b)................     200,000       6,550,000
Maxim Integrated Products, Inc.(b).......     500,000      22,875,000
Micron Technology, Inc.(b)...............     200,000       4,552,000
Texas Instruments, Inc. .................   1,500,000      41,985,000
Xilinx, Inc.(b)..........................     875,100      26,620,542
                                                       --------------
                                                          126,852,542
                                                       --------------

ENTERTAINMENT--2.2%
AOL Time Warner, Inc.(b).................     450,000      14,044,500
Viacom, Inc. Class B(b)..................     350,000      12,778,500
                                                       --------------
                                                           26,823,000
                                                       --------------

EQUIPMENT (SEMICONDUCTORS)--2.4%
KLA-Tencor Corp.(b)......................     350,000      14,301,000
Novellus Systems, Inc.(b)................     125,000       4,128,750
Teradyne, Inc.(b)........................     500,000      11,525,000
                                                       --------------
                                                           29,954,750
                                                       --------------
FINANCIAL (DIVERSIFIED)--7.0%
American Express Co. ....................     300,000       8,829,000
Citigroup, Inc. .........................     650,000      29,588,000
Freddie Mac..............................     500,000      33,910,000
Morgan Stanley Dean Witter & Co. ........     300,000      14,676,000
                                                       --------------
                                                           87,003,000
                                                       --------------
HEALTH CARE (DIVERSIFIED)--5.9%
Bristol-Myers Squibb Co. ................     500,000      26,725,000
Johnson & Johnson........................     797,000      46,154,270
                                                       --------------
                                                           72,879,270
                                                       --------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--9.4%
Genentech, Inc.(b).......................     200,000      10,450,000
Merck & Co., Inc. .......................     400,000      25,524,000
Pharmacia Corp. .........................     440,000      17,828,800
Pfizer, Inc. ............................   1,500,000      62,850,000
                                                       --------------
                                                          116,652,800
                                                       --------------

HEALTH CARE (GENERIC AND OTHER)--0.6%
King Pharmaceuticals, Inc.(b)............     200,000       7,798,000

HEALTH CARE (MANAGED CARE)--2.9%
UnitedHealth Group, Inc. ................     200,000      13,150,000
Wellpoint Health Networks, Inc.(b).......     200,000      22,318,000
                                                       --------------
                                                           35,468,000
                                                       --------------


                                             SHARES        VALUE
                                           ----------  --------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
Baxter International, Inc. ..............     200,000  $    9,674,000
Medtronic, Inc. .........................     400,000      16,120,000
                                                       --------------
                                                           25,794,000
                                                       --------------

INSURANCE (MULTI-LINE)--1.3%
American International Group, Inc. ......     200,000      15,720,000

INVESTMENT BANKING/BROKERAGE--1.8%
Merrill Lynch & Co., Inc. ...............     400,000      17,484,000
Waddell & Reed Financial, Inc. Class A...     200,000       5,098,000
                                                       --------------
                                                           22,582,000
                                                       --------------

INVESTMENT MANAGEMENT--0.3%
Stilwell Financial, Inc. ................     200,000       4,022,000

MANUFACTURING (DIVERSIFIED)--4.1%
Tyco International Ltd. .................     900,000      44,226,000
United Technologies Corp. ...............     120,000       6,466,800
                                                       --------------
                                                           50,692,800
                                                       --------------

NATURAL GAS--1.2%
El Paso Corp. ...........................     300,000      14,718,000

OIL & GAS (EXPLORATION & PRODUCTION)--2.0%
Anadarko Petroleum Corp. ................     200,000      11,410,000
Burlington Resources, Inc. ..............     250,000       9,312,500
EOG Resources, Inc. .....................     125,000       4,421,250
                                                       --------------
                                                           25,143,750
                                                       --------------

RETAIL (BUILDING SUPPLIES)--2.9%
Home Depot, Inc. (The)...................     550,000      21,026,500
Lowe's Cos., Inc. .......................     450,000      15,345,000
                                                       --------------
                                                           36,371,500
                                                       --------------

RETAIL (DEPARTMENT STORES)--0.9%
Kohl's Corp.(b)..........................     200,000      11,122,000

RETAIL (DRUG STORES)--0.5%
Walgreen Co. ............................     200,000       6,476,000

RETAIL (GENERAL MERCHANDISE)--2.9%
Wal-Mart Stores, Inc. ...................     700,000      35,980,000

SERVICES (COMPUTER SYSTEMS)--0.7%
SunGard Data Systems, Inc.(b)............     350,000       8,820,000

SERVICES (DATA PROCESSING)--0.4%
First Data Corp. ........................      80,000       5,405,600

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                             SHARES        VALUE
                                           ----------  --------------
TELEPHONE--1.3%
SBC Communications, Inc. ................     425,000  $   16,196,750
---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,060,661,582)                        1,106,632,390
---------------------------------------------------------------------

FOREIGN COMMON STOCKS--4.7%

COMMUNICATIONS EQUIPMENT--0.7%
Nokia Oyj ADR (Finland)(b)...............     400,000       8,204,000

COMPUTERS (SOFTWARE & SERVICES)--1.4%
Accenture Ltd. Class A (Bermuda)(b)......     550,000       9,663,500

Check Point Software Technologies Ltd.
(Israel)(b)..............................     250,000       7,380,000
                                                       --------------
                                                           17,043,500
                                                       --------------

ELECTRICAL EQUIPMENT--0.6%
Flextronics International Ltd.
(Singapore)(b)...........................     400,000       7,960,000

ELECTRONICS (SEMICONDUCTORS)--1.0%
Taiwan Semiconductor Manufacturing
Company Ltd. ADR (Taiwan)(b).............     600,000       7,746,000

United Microelectronics Corp. ADR
(Taiwan)(b)..............................     800,000       4,560,000
                                                       --------------
                                                           12,306,000
                                                       --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.0%
Teva Pharmaceutical Industries Ltd. ADR
(Israel).................................     200,000      12,360,000
---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $68,117,575)                              57,873,500
---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.8%
(IDENTIFIED COST $1,128,779,157)                        1,164,505,890
---------------------------------------------------------------------
                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
SHORT-TERM OBLIGATIONS--7.5%

CERTIFICATES OF DEPOSIT--0.1%
Canadian Imperial Bank of
Commerce 4.225%, 5/22/02........    AA-       $    1,500  $    1,517,686

COMMERCIAL PAPER--5.8%
Govco, Inc. 2.55%, 11/1/01......   A-1+            4,425       4,425,000

United Technologies Corp. 2.55%,
11/1/01.........................    A-1            3,919       3,919,000

Park Avenue Receivables 2.60%,
11/1/01.........................    A-1            1,588       1,588,000

Lexington Parker Capital Co.
2.70%, 11/1/01..................    A-1              585         585,000

Preferred Receivable Funding
Corp. 2.50%, 11/2/01............    A-1            1,500       1,499,896

United Technologies Corp. 2.75%,
11/2/01.........................    A-1            3,500       3,499,733

Govco, Inc. 2.50%, 11/5/01......   A-1+            1,770       1,769,508

Lexington Parker Capital Co.
2.52%, 11/5/01..................    A-1            5,000       4,998,599

Exxon Imperial U.S., Inc. 2.45%,
11/7/01.........................   A-1+            1,680       1,679,314

Gannett Co. 2.49%, 11/8/01......    A-1            5,000       4,997,579

Private Export Funding Corp.
2.40%, 11/13/01.................   A-1+            2,000       1,998,400

Alcoa, Inc. 2.35%, 11/14/01.....    A-1            2,300       2,298,048

Ford Motor Credit Co. 2.80%,
11/14/01........................    A-1            3,500       3,496,461

Kimberly-Clark Corp. 2.40%,
11/16/01........................   A-1+            2,000       1,998,000

Bavaria Universal Funding Corp.
2.47%, 11/16/01.................    A-1            3,500       3,496,398

United Technologies Corp. 2.48%,
11/19/01........................    A-1            2,000       1,997,520

Heinz (Hj) Finance Co. 2.40%,
11/26/01........................    A-1            3,500       3,494,167

Verizon Network Funding Corp.
2.48%, 11/27/01.................   A-1+            4,717       4,708,551

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
COMMERCIAL PAPER--CONTINUED
Marsh & McLennan Co., Inc 2.40%,
11/30/01........................   A-1+       $    5,000  $    4,990,333

Bavaria Universal Funding Corp.
2.55%, 12/17/01.................    A-1            3,500       3,489,714

Marsh & McLennan Co., Inc.
2.32%, 1/9/02...................   A-1+            2,000       1,992,142
Verizon Network Funding Corp.
2.34%, 1/11/02..................   A-1+            2,000       1,991,085

Lexington Parker Capital Co.
2.30%, 1/17/02..................    A-1            2,376       2,365,226

Beta Finance, Inc. 2.50%,
3/8/02..........................   A-1+            1,000       1,000,000
United Technologies Corp. 2.55%,
4/12/02.........................    A-1            2,500       2,477,388
                                                          --------------
                                                              70,755,062
                                                          --------------

FEDERAL AGENCY SECURITIES--1.4%
FHLMC Discount Notes 2.60%,
11/2/01.........................    AAA              400         399,971

FHLMC Discount Notes 2.37%,
11/9/01.........................    AAA            5,000       4,997,368

Federal Farm Credit Bank
Discount Notes 2.32%,
11/13/01........................    AAA            3,385       3,382,382

FHLMC Discount Notes 2.45%,
12/6/01.........................    AAA            4,511       4,501,493

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
FEDERAL AGENCY SECURITIES--CONTINUED

FHLMC Discount Notes 2.26%,
12/13/01........................    AAA       $    2,010  $    2,004,700

Federal Farm Credit Bank
Discount Notes 2.30%, 2/7/02....    AAA              475         472,427

Fannie Mae Discount Notes 2.55%,
5/13/02.........................    AAA            2,000       1,999,884
                                                          --------------
                                                              17,758,225
                                                          --------------

MEDIUM-TERM NOTES--0.2%
Bank of America Corp. 3.21%,
3/19/02.........................    A+             2,500       2,502,952

Merrill Lynch & Co., Inc. 8.30%,
11/1/02.........................    AA-              287         302,674
                                                          --------------
                                                               2,805,626
                                                          --------------
------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $92,800,262)                                 92,836,599
------------------------------------------------------------------------

TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $1,221,579,419)                          1,257,342,489(a)
Other assets and liabilities, net--(1.3%)                    (16,509,348)
                                                          --------------
NET ASSETS--100.0%                                        $1,240,833,141
                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $183,407,263 and gross depreciation of $147,773,450 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,221,708,676.

(b) Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value, including
 $4,599,049 of securities on loan (Identified cost
 $1,221,579,419)                                     $ 1,257,342,489
Short-term investments held as collateral                  4,826,402
Receivables
 Dividends and interest                                      599,513
 Fund shares sold                                            304,174
Prepaid expenses                                              20,743
                                                     ---------------
   Total assets                                        1,263,093,321
                                                     ---------------
LIABILITIES
Collateral on securities loaned                            4,826,402
Payables
 Fund shares repurchased                                   2,126,169
 Investment securities purchased                          13,460,299
 Investment advisory fee                                     736,908
 Transfer agent fee                                          607,104
 Distribution fee                                            293,998
 Financial agent fee                                          37,042
 Trustees' fee                                                 5,784
 Payable to adviser                                            3,372
Accrued expenses                                             163,102
                                                     ---------------
   Total liabilities                                      22,260,180
                                                     ---------------
NET ASSETS                                           $ 1,240,833,141
                                                     ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest     $ 1,601,411,161
Accumulated net realized loss                           (396,341,090)
Net unrealized appreciation                               35,763,070
                                                     ---------------
NET ASSETS                                           $ 1,240,833,141
                                                     ===============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,198,984,455)                                          87,107,649
Net asset value per share                                     $13.76
Offering price per share $13.76/(1-5.75%)                     $14.60
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $41,848,686)                                              3,209,659
Net asset value and offering price per share                  $13.04

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Dividends                                            $     9,401,120
Interest                                                   5,158,571
Security lending                                              23,939
Foreign taxes withheld                                      (165,546)
                                                     ---------------
   Total investment income                                14,418,084
                                                     ---------------
EXPENSES
Investment advisory fee                                   12,862,101
Distribution fee, Class A                                  4,621,166
Distribution fee, Class B                                    658,376
Financial agent fee                                          528,091
Transfer agent                                             3,431,678
Printing                                                     464,055
Custodian                                                    136,794
Professional                                                  50,921
Registration                                                  42,931
Trustees                                                      27,127
Miscellaneous                                                 53,106
                                                     ---------------
   Total expenses                                         22,876,346
   Custodian fees paid indirectly                             (5,100)
                                                     ---------------
   Net expenses                                           22,871,246
                                                     ---------------
NET INVESTMENT LOSS                                       (8,453,162)
                                                     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                         (393,747,092)
Net change in unrealized appreciation
 (depreciation) on investments                          (954,559,048)
                                                     ---------------
NET LOSS ON INVESTMENTS                               (1,348,306,140)
                                                     ---------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          $(1,356,759,302)
                                                     ===============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/01          10/31/00
                                                              --------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $   (8,453,162)   $  (13,367,404)
 Net realized gain (loss)                                       (393,747,092)      149,777,852
 Net change in unrealized appreciation (depreciation)           (954,559,048)      182,346,026
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (1,356,759,302)      318,756,474
                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gains, Class A                                    (143,374,329)     (345,471,309)
 Net realized gains, Class B                                      (5,390,196)      (12,455,394)
 In excess of net realized gains, Class A                         (2,500,010)               --
 In excess of net realized gains, Class B                            (93,989)               --
                                                              --------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (151,358,524)     (357,926,703)
                                                              --------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,029,648) and 7,965,171
   shares, respectively)                                          58,271,150       247,194,588
 Net asset value of shares issued from reinvestment of
   distributions (6,347,342 and 10,232,449 shares,
   respectively)                                                 138,880,197       310,043,804
 Cost of shares repurchased (18,227,328 and 17,481,257
   shares, respectively)                                        (338,821,403)     (544,392,522)
                                                              --------------    --------------
Total                                                           (141,670,056)       12,845,870
                                                              --------------    --------------
CLASS B
 Proceeds from sales of shares (317,975 and 506,171 shares,
   respectively)                                                   5,852,758        15,078,207
 Net asset value of shares issued from reinvestment of
   distributions (251,613 and 374,587 shares, respectively)        5,248,733        10,937,941
 Cost of shares repurchased (964,507 and 692,234 shares,
   respectively)                                                 (17,134,239)      (20,742,273)
                                                              --------------    --------------
Total                                                             (6,032,748)        5,273,875
                                                              --------------    --------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (147,702,804)       18,119,745
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                        (1,655,820,630)      (21,050,484)
NET ASSETS
 Beginning of period                                           2,896,653,771     2,917,704,255
                                                              --------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $0 AND $0, RESPECTIVELY]                  $1,240,833,141    $2,896,653,771
                                                              ==============    ==============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                  2001             2000          1999          1998          1997
Net asset value, beginning of period                               $29.14        $29.61        $24.95        $27.83        $26.87
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                                    (0.08)        (0.12)        (0.06)        (0.06)         0.14
 Net realized and unrealized gain (loss)                           (13.76)         3.35          7.06          2.73          5.62
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                              (13.84)         3.23          7.00          2.67          5.76
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                                  --            --            --            --         (0.21)
 Dividends from net realized gains                                  (1.51)        (3.70)        (2.39)        (5.55)        (4.59)
 In excess of net realized gains                                    (0.03)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (1.54)        (3.70)        (2.39)        (5.55)        (4.80)
                                                                     ----          ----          ----          ----          ----
Capital contribution from Adviser                                      --            --          0.05            --            --
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                          (15.38)        (0.47)         4.66         (2.88)         0.96
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $13.76        $29.14        $29.61        $24.95        $27.83
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                    (49.46)%       10.43%        29.76%(3)      12.26%       24.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $1,198,984    $2,796,095    $2,819,742    $2,434,217    $2,518,289
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.17%(4)       1.06%(4)       1.07%(4)       1.08%       1.10%
 Net investment income                                              (0.42)%       (0.39)%       (0.23)%       (0.22)%        0.53%
Portfolio turnover rate                                                63%           75%          100%          110%          196%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                     2001          2000          1999          1998          1997
Net asset value, beginning of period                               $27.90        $28.68        $24.40        $27.51        $26.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                                    (0.22)        (0.34)        (0.26)        (0.24)        (0.06)
 Net realized and unrealized gain (loss)                           (13.10)         3.26          6.88          2.68          5.57
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                              (13.32)         2.92          6.62          2.44          5.51
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                                  --            --            --            --         (0.04)
 Dividends from net realized gains                                  (1.51)        (3.70)        (2.39)        (5.55)        (4.59)
 In excess of net realized gains                                    (0.03)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (1.54)        (3.70)        (2.39)        (5.55)        (4.63)
                                                                     ----          ----          ----          ----          ----
Capital contribution from Adviser                                      --            --          0.05            --            --
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                          (14.86)        (0.78)         4.28         (3.11)         0.88
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $13.04        $27.90        $28.68        $24.40        $27.51
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                    (49.82)%        9.61%        28.80%(3)      11.41%       23.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $41,849      $100,558       $97,963       $76,060       $68,022
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.92%(4)       1.81%(4)       1.82%(4)       1.83%       1.85%
 Net investment income                                              (1.16)%       (1.14)%       (0.99)%       (0.97)%       (0.25)%
Portfolio turnover rate                                                63%           75%          100%          110%          196%

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Total return includes the effect of the capital contribution from the Adviser (See Note 2). Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-GOODWIN HIGH YIELD FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIM NORMAN, CFA

Q: What is the Fund's investment objective?

A: The Fund's primary investment objective is high current income, with a secondary objective of capital growth.

     The Fund invests in U.S. high-yield corporate bonds as well as government and corporate bonds issued by foreign countries. The Fund is suitable for aggressive investors who seek high current income or who wish to diversify their portfolios. Investors should note that high-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding bonds. Also, foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty.

Q: How did the Fund perform for the fiscal year ended October 31, 2001?

A: The Fund underperformed both the Merrill Lynch High Yield Master II Index(1) and the Lipper High Yield universe for the 12 months ended October 31, 2001. The Fund's Class A shares were down 10.87%, Class B shares fell 11.59% and Class C shares fell 11.56% compared with a return of a positive 0.05% for the Merrill Lynch High Yield Master II Index and a negative return of 7.62% for a peer universe of 394 high-yield funds, according to Lipper, Inc. The broad market index, the Lehman Brothers Aggregate Bond Index, returned 14.56% for the same period.(2) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

     Overall performance of the high-yield market was impacted by the negative returns in the media/ telecommunications sector, which comprised over 30% of the Merrill Lynch High Yield Master II Index at the beginning of the year. Specifically, the wireline telecommunications and wireless telecommunications sectors have returned -42% and -7%, respectively, year-to-date. In addition, credit quality deteriorated throughout the year as economic growth slowed. This trend was evidenced by the rising credit rating downgrades by the rating agencies and the escalating default rate among companies in the high-yield sector. In this environment, upper-tier quality credits outperformed both middle- and lower-tier credits.

Q: What were some of the factors that affected performance?

A: The Fund's performance was negatively impacted by the portfolio's relative overweighting in the media/telecommunications sector. We underestimated the magnitude of the decline in demand for telecommunication services as global economic growth slowed. Companies financed aggressive business plans with readily available capital from both the equity and high-yield bond markets. As demand declined and access to additional capital was not forthcoming, the companies could not "grow" into the debt they accumulated over the last couple of years. Consequently, asset values declined and a number of companies in the industry have already or will likely be restructured in some form. The Fund's exposure to the sector has declined to a modest

(1) The Merrill Lynch High Yield Master II Index measures high-yield bond market total-return performance.
(2) The Lehman Brothers Aggregate Bond Index measures broad bond market total-return performance.
    The indices are unmanaged and not available for direct investment.

underweight relative to our benchmark high-yield index as we believe select companies in the sector will survive this downturn and recover lost market value.

     The bulk of the underperformance in the media/telecommunications sector occurred in just two months, March and June. This overshadowed the outperformance of other industries in which the Fund had relative overweighted positions, including gaming, homebuilding and health care. In addition, the Fund's average credit quality was in the lower part of the middle tier throughout the first half of the year and lagged the performance leadership of the upper-tier securities, i.e., BB-rated credits.

Q: How is the Fund currently positioned?

A: We have been methodically repositioning the Fund with a focus on the media/telecommunications sector. The wireline telecom industry has been selectively reduced to a modest underweight, while maintaining an overweighted position in the wireless telecom industry, with an emphasis on wireless carriers and communication tower providers. These companies are well funded, and we believe the prospect of further consolidation within the industries is a positive catalyst for longer-term performance.

     In the past few months, we have increased the average credit quality of the portfolio in anticipation of a potential recession, which would disproportionately impact lower-tier credit quality issues. The tragic events of September 11th created a tremendous amount of uncertainty about the depth of an economic recession and the potential for the timing of a recovery. The high-yield market, a higher risk sector of the fixed-income asset class, moved sharply lower in the month of September, returning negative 6.91%, the worst monthly return since the inception of the Merrill Lynch High Yield Master II Index. Our cash position was in excess of 10% of the portfolio, and we used some the proceeds to buy higher quality companies at lower prices and effectively continue to upgrade the overall portfolio quality. We are focussing our research efforts on those cyclical industries that should benefit from the economic recovery we expect in 2002, as the portfolio is currently underweighted in those sectors.

Q: What is your near-term market outlook?

A: Our near-term outlook is cautiously optimistic. Yields are approaching historic levels on both an absolute basis and also on a relative basis compared to U.S. Treasury yields. The Federal Reserve has reduced interest rates 10 times so far this year, and the government has approved significant increases in spending to help the economy recover to positive growth sometime in 2002. Historically, the high-yield market has performed well in periods of both fiscal and monetary stimulus. The length and depth of the current recession is uncertain given the aftermath of the September events.

     Our optimism is somewhat tempered by the difficult business conditions facing many companies and industries, particularly those with high debt leverage in the high-yield sector. Credit quality is lower and these companies have less margin for error in the current economic conditions. We would expect default rates to continue to increase over the next six months. In the past, the default rate has proven to be a lagging indicator as markets bottom. Therefore, we believe a more conservative position is warranted in the near term with respect to the portfolio; however, over the next 12 months, the high yield-sector appears to offer attractive yields with positive return potential as the economy recovers.

                                      November 9, 2001
 32

Phoenix-Goodwin High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/01

                                                                                            INCEPTION       INCEPTION
                                                    1 YEAR      5 YEARS      10 YEARS      TO 10/31/01        DATE
                                                    ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                            (10.87)%      0.02%        5.95%             --               --
Class A Shares at POP(3)                            (15.10)      (0.95)        5.43              --               --
Class B Shares at NAV(2)                            (11.59)      (0.75)          --            1.57%         2/16/94
Class B Shares with CDSC(4)                         (14.73)      (0.75)          --            1.57          2/16/94
Class C Shares at NAV(2)                            (11.56)         --           --           (5.83)         2/27/98
Class C Shares with CDSC(4)                         (11.56)         --           --           (5.83)         2/27/98
Merrill Lynch High Yield Master II Index(7)           0.05        3.48         7.92          Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 5.50% for Class B (since 2/28/94) and (0.04)% for Class C (since 2/28/98).

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(7) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  [LINE GRAPH]

                               GROWTH OF $10,000
                              PERIODS ENDING 10/31

                                                            PHOENIX-GOODWIN HIGH YIELD FUND   MERRILL LYNCH HIGH YIELD MASTER II
                                                                      CLASS A(6)                           INDEX(7)
                                                            -------------------------------   ----------------------------------
10/31/91                                                                 9525.00                           10000.00
10/30/92                                                                11076.00                           11674.00
10/29/93                                                                13498.00                           13789.00
10/31/94                                                                13152.00                           13837.00
10/31/95                                                                14623.00                           16262.00
10/31/96                                                                16956.00                           18065.00
10/31/97                                                                19505.00                           20652.00
10/30/98                                                                17755.00                           20635.00
10/29/99                                                                19558.00                           21793.00
10/31/00                                                                19040.00                           21427.00
10/31/01                                                                16971.00                           21439.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


                                  [PIE CHART]

                           SECTOR WEIGHTINGS 10/31/01


As a percentage of bond holdings

Corporate                                                                         66
Foreign Corporate                                                                 15
Preferred Stock                                                                    4
Non-Agency Mortgage-Backed                                                         3
Other                                                                             12

Phoenix-Goodwin High Yield Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2001 (AS A PERCENTAGE OF NET ASSETS)

 1.  First Chicago/Lennar Trust 97-CHL1,      3.0%
     E 8.112%, 4/29/39
     Non-agency mortgage-backed security
 2.  Bally Total Fitness Holding Corp.        2.5%
     Series D 9.875%, 10/15/07
     Leisure industry corporate bond
 3.  S.D. Warren Co. 14%, 12/15/06            2.2%
     Forest products corporate bond
 4.  Sun International Hotels Ltd.            2.0%
     8.625%, 12/15/07
     Gaming industry corporate bond
 5.  Waterford Gaming LLC 144A 9.5%,          1.9%
     3/15/10
     Gaming industry corporate bond
 6.  STEERS(R) Credit Linked Trust 2001,      1.7%
     Series SLR-2 Repackaged Selectron
     Corp.
     Credit linked note
 7.  EchoStar Communications Corp. Cv.        1.6%
     5.75%, 5/15/08
     Broadcasting industry corporate bond
 8.  Fisher Scientific International,         1.5%
     Inc. 9%, 2/1/08
     Manufacturing industry corporate
     bond
 9.  Earls Four Limited Series 495 144A       1.5%
     Repackaged American Tower Corp.
     10.25%, 2/15/07
     Credit linked note
10.  Team Health, Inc. Series B 12%,          1.5%
     3/15/09
     Health care industry corporate bond

                        INVESTMENTS AT OCTOBER 31, 2001

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
ASSET-BACKED SECURITIES--1.2%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(i)..........................     Ba       $3,000  $  3,140,625
----------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $2,923,129)                                 3,140,625
----------------------------------------------------------------------

CORPORATE BONDS--58.7%

AGRICULTURAL PRODUCTS--0.2%
DIMON, Inc. 144A 9.625%,
10/15/11(b).........................     Ba          450       463,500

AIRLINES--0.9%
American Airlines, Inc. 144A 7.80%,
4/1/08(b)...........................     Baa       2,500     2,512,450

ALUMINUM--1.3%
Century Aluminum Co. 144A 11.75%,
4/15/08(b)(j).......................     Ba        2,000     1,972,500

Kaiser Aluminum & Chemical Corp.
12.75%, 2/1/03......................     Caa       3,000     1,455,000
                                                          ------------
                                                             3,427,500
                                                          ------------

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

AUTO PARTS & EQUIPMENT--1.5%
Cambridge Industries, Inc. Series B
10.25%, 7/15/07(e)(f)(g)(i).........     NR       $5,000  $  1,150,000

Delco Remy International, Inc.
10.625%, 8/1/06.....................      B          910       916,825

Dura Operating Corp. Series D 9%,
5/1/09..............................      B        1,000       855,000

Lear Corp. Series B 8.11%,
5/15/09.............................     Ba        1,000     1,014,250
                                                          ------------
                                                             3,936,075
                                                          ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--7.5%
Charter Communications Holdings LLC
8.25%, 4/1/07.......................      B        4,000     3,840,000

Charter Communications Holdings LLC
11.125%, 1/15/11....................      B        1,000     1,060,000

Charter Communications Holdings LLC
10%, 5/15/11........................      B        2,000     2,030,000

Emmis Communications Corp. 0%,
3/15/11(d)..........................      B        3,365     1,901,225

FrontierVision Holdings LP 0%,
9/15/07(d)..........................      B        3,400     3,553,000

Insight Communications Co., Inc. 0%,
2/15/11(d)..........................      B        6,000     3,360,000

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--CONTINUED
Lin Holdings Corp 144A 0%,
3/1/08(b)(d)........................      B       $5,000  $  2,850,000

Radio One, Inc. 144A 8.875%,
7/1/11(b)...........................      B        1,300     1,361,750
                                                          ------------
                                                            19,955,975
                                                          ------------
BUILDING MATERIALS--1.1%
WCI Communities, Inc. 10.625%,
2/15/11.............................      B        2,950     2,942,625

CHEMICALS--0.2%
Airgas, Inc. 9.125%, 10/1/11........     Ba          530       559,150
CHEMICALS (SPECIALTY)--1.1%
Huntsman Corp. 9.50%, 7/1/07........     Ca        2,250       157,500

Millennium America, Inc. 9.25%,
6/15/08.............................     Ba        3,000     2,820,000
                                                          ------------
                                                             2,977,500
                                                          ------------

COMMUNICATIONS EQUIPMENT--1.1%
Metromedia Fiber Network, Inc. 10%,
12/15/09(h).........................     Caa       1,850       349,909

Park N View, Inc. Series B 13%,
5/15/08(e)(f)(g)(i).................     Caa       4,000       360,000

Spectrasite Holdings, Inc. Series B
0%, 3/15/10(d)......................      B        7,900     2,093,500
Stellex Technologies, Inc. Series B
9.50%, 11/1/07(e)(f)(g)(i)..........     NR        8,500       170,000
                                                          ------------
                                                             2,973,409
                                                          ------------

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Comdisco, Inc. 6.125%, 1/15/03(f)...   Caa(c)      1,500     1,185,000
Globix Corp. 12.50%, 2/1/10.........   CCC(c)      1,500       285,000

PSINet, Inc. 11%, 8/1/09(e)(f)......    D(c)       1,000        75,000
                                                          ------------
                                                             1,545,000
                                                          ------------

CONSUMER FINANCE--0.5%
Green Tree Financial Corp. Series A
6.50%, 9/26/02......................      B        1,500     1,357,500

DISTRIBUTORS (FOOD & HEALTH)--1.1%
Fleming Companies, Inc. 144A
10.625%, 7/31/07(b).................      B        2,950     2,986,875
ELECTRONICS (SEMICONDUCTORS)--0.9%
Fairchild Semiconductor Corp.
10.125%, 3/15/07....................      B        2,500     2,512,500

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

ENGINEERING & CONSTRUCTION--1.2%
Building One Services, Inc. 10.50%,
5/1/09..............................      B       $2,500  $  1,950,000

Encompass Services Corp. 144A
10.50%, 5/1/09(b)...................      B        1,500     1,170,000
                                                          ------------
                                                             3,120,000
                                                          ------------

FINANCIAL (DIVERSIFIED)--1.7%
Finova Group, Inc. 7.50%,
11/15/09............................     NR        4,000     1,520,000

Pemex Project Funding Master Trust
9.125%, 10/13/10....................     Baa       3,000     3,150,000
                                                          ------------
                                                             4,670,000
                                                          ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--4.3%
Argosy Gaming Co. 9%, 9/1/11........      B        2,000     2,100,000

Harrahs Operating Co., Inc. 7.125%,
6/1/07..............................     Baa       1,450     1,464,500

Majestic Star Casino LLC 10.875%,
7/1/06..............................      B        1,500     1,425,000

Park Place Entertainment Corp.
9.375%, 2/15/07.....................     Ba        1,450     1,479,000

Waterford Gaming LLC 144A 9.50%,
3/15/10(b)..........................      B        5,030     5,055,150
                                                          ------------
                                                            11,523,650
                                                          ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--1.1%
Triad Hospitals, Inc. 8.75%,
5/1/09..............................      B          750       810,000

Vanguard Health Systems, Inc. 144A
9.75%, 8/1/11(b)....................      B        2,000     2,110,000
                                                          ------------
                                                             2,920,000
                                                          ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
AmerisourceBergen Corp. 144A 8.125%,
9/1/08(b)...........................     Ba          190       200,450

Fresenius Medical Capital Trust I
9%, 12/1/06.........................     Ba        3,500     3,605,000

Fresenius Medical Capital Trust II
7.875%, 2/1/08......................     Ba        1,900     1,919,000

Team Health, Inc. Series B 12%,
3/15/09.............................      B        3,600     3,996,000
                                                          ------------
                                                             9,720,450
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.8%
Healthsouth Corp. 8.375%, 10/1/11...     Ba       $1,500  $  1,597,500

Insight Health Services Corp.
9.875%, 11/1/11.....................      B          450       468,000
                                                          ------------
                                                             2,065,500
                                                          ------------
HOMEBUILDING--2.8%
D.R. Horton, Inc. 7.875%, 8/15/11...     Ba        2,000     1,925,000

K.Hovnanian Enterprises, Inc.
9.125%, 5/1/09......................     Ba        4,000     3,880,000
Lennar Corp. 9.95%, 5/1/10..........     Ba        1,450     1,573,250
                                                          ------------
                                                             7,378,250
                                                          ------------

LEISURE TIME (PRODUCTS)--4.7%
Alliance Gaming Corp. Series B 10%,
8/1/07(j)...........................      B        2,945     2,989,175
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07(j)........      B        6,700     6,733,500

Venetian Casino Resort LLC 14.25%,
11/15/05(d).........................     Caa       3,500     2,975,000
                                                          ------------
                                                            12,697,675
                                                          ------------

MANUFACTURING (DIVERSIFIED)--0.2%
Park-Ohio Industries, Inc. 9.25%,
12/1/07.............................      B        1,000       485,000

MANUFACTURING (SPECIALIZED)--1.5%
Fisher Scientific International,
Inc. 9%, 2/1/08(j)..................      B        4,000     4,080,000
METALS MINING--0.1%
NSM Steel Ltd. Series B 144A 12.25%,
2/1/08(b)(e)(f)(g)(i)...............     NR        7,500       187,500

OIL & GAS (EXPLORATION & PRODUCTION)--1.8%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b)..........................      B        3,900     3,890,250

Hanover Equipment Trust Class A 144A
8.50%, 9/1/08(b)....................     Ba        1,000     1,050,000
                                                          ------------
                                                             4,940,250
                                                          ------------
OIL (DOMESTIC INTEGRATED)--1.0%
Sesi L.L.C. 8.875%, 5/15/11.........      B        2,950     2,773,000

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

PAPER & FOREST PRODUCTS--3.9%
Fibermark, Inc. 10.75%, 4/15/11.....      B       $1,000  $    905,000

Nortek, Inc. Series B 8.875%,
8/1/08..............................      B        3,000     2,895,000

Nortek, Inc. Series B 9.875%,
6/15/11.............................      B        1,000       900,000

S.D. Warren Co. 14%, 12/15/06.......     Ba        5,330     5,769,993
                                                          ------------
                                                            10,469,993
                                                          ------------

POWER PRODUCERS (INDEPENDENT)--1.7%
Calpine Corp. 8.25%, 8/15/05........     Baa       2,400     2,485,171
Calpine Corp. 8.625%, 8/15/10.......     Baa       2,000     2,016,590
                                                          ------------
                                                             4,501,761
                                                          ------------

PUBLISHING (NEWSPAPERS)--1.0%
Belo Corp. 8%, 11/1/08..............     Baa         830       835,702

Garden State Newspapers, Inc. Series
B 8.75%, 10/1/09....................      B        1,950     1,794,000
                                                          ------------
                                                             2,629,702
                                                          ------------

SERVICES (ADVERTISING/MARKETING)--1.1%
Lamar Media Corp. 9.25%, 8/15/07....      B        3,000     3,060,000

SERVICES (COMMERCIAL & CONSUMER)--3.3%
Crown Castle International Corp. 9%,
5/15/11.............................      B          950       812,250

Stewart Enterprises, Inc. 10.75%,
7/1/08..............................      B          400       438,000

Universal Compression, Inc. 0%,
2/15/08(d)..........................      B        4,000     3,600,000

United Rentals, Inc. Series B 9.50%,
6/1/08..............................      B        4,125     3,898,125
                                                          ------------
                                                             8,748,375
                                                          ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Leap Wireless International, Inc.
0%, 4/15/10(d)......................     Caa       3,500     1,190,000

McCaw International Ltd. 0%,
4/15/07(d)..........................     Ca        5,000       350,000

Teligent, Inc. 11.50%,
12/1/07(e)(f).......................     Ca        2,500        12,500

Winstar Communications, Inc. 0%,
4/15/10(d)(e)(f)....................     NR        8,500        53,125
                                                          ------------
                                                             1,605,625
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
KMC Telecom Holdings, Inc. 13.50%,
5/15/09.............................     Caa      $5,500  $    825,000

McLeod USA, Inc. 11.375%, 1/1/09....      B        2,000       550,000
NTL Communications Corp. Series B
9.25%, 11/15/06(h)(j)...............      B        5,000     2,386,764
Williams Communications Group, Inc.
10.70%, 10/1/07.....................     Caa       4,000     1,700,000
                                                          ------------
                                                             5,461,764
                                                          ------------

TEXTILES (SPECIALTY)--1.0%
Samsonite Corp. 10.75%, 6/15/08.....     Caa       4,000     2,720,000

WASTE MANAGEMENT--1.3%
Allied Waste Industries 7.40%,
9/15/35(j)..........................     Ba        4,000     3,360,000
----------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $199,331,642)                             157,268,554
----------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--3.0%
First Chicago/Lennar Trust 97-CHL1,
E 8.112%, 4/29/39(d)(j).............    B(c)      10,000     8,120,000
----------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,943,192)                                 8,120,000
----------------------------------------------------------------------

FOREIGN CORPORATE BONDS--14.1%

ARGENTINA--0.5%
Imasac SA 144A 11%, 5/2/05(b).......     Caa       3,230     1,405,050

BAHAMAS--2.0%
Sun International Hotels Ltd.
8.625%, 12/15/07(j).................     Ba        6,000     5,430,000

BRAZIL--1.4%
Localiza Rent A Car 10.25%,
10/1/05.............................      B        5,000     3,675,000

CANADA--3.3%
GT Group Telecom, Inc. 0%,
2/1/10(d)...........................     Caa       5,450       708,500

Methanex Corp. 7.75%, 8/15/05.......     Ba        3,730     3,506,200

Microcell Telecommunications, Inc.
Series B 0%, 6/1/06(d)..............     Caa       4,750     2,280,000

Quebecor Media, Inc. 11.125%,
7/15/11.............................      B        2,000     2,100,000
                                                          ------------
                                                             8,594,700
                                                          ------------

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

CAYMAN ISLANDS--1.4%
Battery Park CDO Ltd. Series 5 144A
15.407%, 2/10/11(b)(i)..............      B       $2,000  $  1,740,000

Petrobas International Finance 144A
9.75%, 7/6/11(b)....................     Baa       2,000     2,010,000
                                                          ------------
                                                             3,750,000
                                                          ------------

GERMANY--0.5%
Callahan Nordrhein-Westfalen Gmb H
14%, 7/15/10(j).....................      B        2,000     1,300,000

ISRAEL--1.0%
Partner Communications Co. Ltd.
Series DTC 13%, 8/15/10.............      B        3,000     2,805,000

LUXEMBOURG--0.4%
Ispat Europe Group SA 11.875%,
2/1/11(h)...........................      B        1,500       945,699

MEXICO--2.3%
Grupo Industrial Durango 12.625%,
8/1/03..............................      B        1,500     1,485,000

Grupo Televisa S.A. 144A 8%,
9/13/11(b)..........................     Baa       2,500     2,406,250

Grupo Transportacion Ferroviaria
Mexicana SA de CV 0%, 6/15/09(d)....      B        3,000     2,347,500
                                                          ------------
                                                             6,238,750
                                                          ------------

NETHERLANDS--0.2%
Netia Holdings BV 13.75%,
6/15/10(h)..........................     Caa       4,170       563,366

POLAND--0.0%
Poland Telecom Finance Series B 14%,
12/1/07(e)(f)(g)(i).................     NR        5,000       100,000

UNITED KINGDOM--1.1%
Avecia Group PLC 11%, 7/1/09........      B        3,000     2,865,000
----------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $56,990,883)                               37,672,565
----------------------------------------------------------------------

CONVERTIBLE BONDS--5.5%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.6%
EchoStar Communications Corp. Cv.
5.75%, 5/15/08......................     Caa       5,000     4,350,000

COMMUNICATIONS EQUIPMENT--0.1%
Earthweb, Inc. Cv. 144A 7%,
1/25/05(b)..........................     NR        1,000       360,000

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
HEALTH CARE (SPECIALIZED SERVICES)--2.5%
HEALTHSOUTH Corp. Cv. 3.25%,
4/1/03..............................     Ba       $2,960  $  2,823,100

Renal Treatment Centers, Inc. Cv.
5.625%, 7/15/06.....................      B        4,000     3,800,000
                                                          ------------
                                                             6,623,100
                                                          ------------

OIL & GAS (DRILLING & EQUIPMENT)--1.0%
Parker Drilling Co. Cv. 5.50%,
8/1/04..............................      B        3,150     2,673,563

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
NTL, Inc. Cv. 144A 5.75%,
12/15/09(b).........................     Caa       3,500       805,000
----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $18,569,287)                               14,811,663
----------------------------------------------------------------------

CREDIT LINKED NOTES--4.2%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Earls Four Limited Series 499 144A
Repackaged Telewest Finance (Jersey)
Ltd. 12.05%, 7/7/05(b)(i)...........               3,500     2,660,000
COMMUNICATIONS EQUIPMENT--1.5%
Earls Four Limited Series 495 144A
Repackaged American Tower Corp.
10.25%, 2/15/07(b)(i)...............     NR        5,000     4,050,000

ELECTRICAL EQUIPMENT--1.7%
STEERS(R) Credit Linked Trust 2001,
Series SLR-2 Repackaged Selectron
Corp. 0%, 5/20/03(d)(i).............     Baa       5,000     4,562,500
----------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $13,500,000)                               11,272,500
----------------------------------------------------------------------
LOAN PARTICIPATION--0.8%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.8%
UPC Financing Partnership Term Loan
C2 6.371%, 11/30/08(d)..............               3,000     2,220,000
----------------------------------------------------------------------
TOTAL LOAN PARTICIPATION
(IDENTIFIED COST $2,267,201)                                 2,220,000
----------------------------------------------------------------------

                                                  SHARES     VALUE
                                                  ------  ------------
PREFERRED STOCKS--5.6%

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Adelphia Communications Corp. Series
B 13%...............................              40,255  $  3,542,440

Cablevision Systems Corp. Series M
11.125%.............................              15,000     1,571,250

Cablevision Systems Corp. Series H
11.75%..............................              10,000     1,057,500
                                                          ------------
                                                             6,171,190
                                                          ------------

PUBLISHING--0.8%
Primedia, Inc. Series D 10%.........              49,250     2,068,500

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.3%
Nextel Communications, Inc. Series E
PIK 11.125%.........................              71,530     2,789,670

Dobson Communications Corp. PIK
12.25%..............................              33,290     3,329,000
                                                          ------------
                                                             6,118,670
                                                          ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Global Crossing Holdings Ltd. PIK
10.50%..............................              75,500       755,000
----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $27,172,963)                               15,113,360
----------------------------------------------------------------------

COMMON STOCKS--0.2%

SHIPPING--0.2%
Seabulk International, Inc.(e)......              81,666       297,794

SPECIALTY PRINTING--0.0%
Sullivan Holdings, Inc. Class
C(g)(i).............................                  76       112,604

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
GT Group Telecom, Inc. Class B(e)...              39,000        42,900
McLeodUSA, Inc. Class A(e)..........              54,861        41,146
                                                          ------------
                                                                84,046
                                                          ------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $3,328,108)                                   494,444
----------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund


                                                  SHARES     VALUE
                                                  ------  ------------
WARRANTS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Atlantic Telecom Group PLC Warrants
(United Kingdom)(e).................               3,125  $        281

GT Group Telecom, Inc. 144A Warrants
(Canada)(b)(e)......................               5,450        27,250
Loral Space & Communications, Inc.
Warrants(e).........................               8,000        16,000
                                                          ------------
                                                                43,531
                                                          ------------

METALS MINING--0.0%
NSM Steel Ltd. 144A
Warrants(b)(e)(g)(i)................              4,748,195       47,482

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.0%
Leap Wireless International, Inc.
144A Warrants(b)(e).................               3,500         8,750

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
KMC Telecom Holdings, Inc. 144A
Warrants(b)(e)......................               8,000            80
----------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $17,500)                                       99,843
----------------------------------------------------------------------
----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.3%
(IDENTIFIED COST $332,043,905)                             250,213,554
----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--6.8%

COMMERCIAL PAPER--5.5%
Bavaria Universal Funding Corp.
  2.60%, 11/1/01....................     A-1      1,460,000    1,460,000

SBC Communications, Inc. 2.60%,
11/1/01.............................    A-1+      3,390,000    3,390,000

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

COMMERCIAL PAPER--CONTINUED

Delaware Funding Corp. 2.55%,
11/2/01.............................    A-1+      $3,550  $  3,549,749

Kraft Foods, Inc. 2.55%, 11/2/01....     A-1       1,925     1,924,864

Special Purpose Accounts Receivables
Corp. 2.50%, 11/13/01...............     A-1       2,000     1,998,333

Receivables Capital Corp. 2.43%,
11/20/01............................    A-1+       2,239     2,236,128
                                                          ------------
                                                            14,559,074
                                                          ------------

FEDERAL AGENCY SECURITIES--0.9%
FHLB Discount Note 2.25%,
11/23/01............................               2,500     2,496,563

REPURCHASE AGREEMENT--0.4%
State Street Bank & Trust Co.
repurchase agreement 1%, dated
10/31/01 due 11/1/01, repurchase
price $1,179,033, collateralized by
U.S. Treasury Bond 6.50%, 11/15/26,
market value $1,203,337.............               1,179     1,179,000
----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $18,234,637)                               18,234,637
----------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $350,278,542)                             268,448,191(a)
Other assets and liabilities, net--(0.1%)                     (338,326)
                                                          ------------
NET ASSETS--100.0%                                        $268,109,865
                                                          ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $11,224,780 and gross depreciation of $93,723,663 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $350,947,074.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $41,330,287 or 15.4% of net assets.

(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Non-income producing.

(f) Security in default.

(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2001, these securities, which are included in illiquid securities below, amounted to $2,127,586 or 0.8% of net assets.

(h) Par value represents Euro.

(i) Illiquid. At October 31, 2001, these securities amounted to a value of $18,280,711 or 6.8% of net assets.

(j) All or portion segregated as collateral for swap transactions and when issued securities.

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $350,278,542)                                         $268,448,191
Cash                                                            197
Receivables
 Interest and dividends                                   6,536,968
 Investment securities sold                               2,721,600
 Cash collateral held for swap agreements                 1,173,500
 Fund shares sold                                            56,129
Net unrealized depreciation on forward contracts             10,282
Prepaid expenses                                              2,243
                                                       ------------
   Total assets                                         278,949,110
                                                       ------------
LIABILITIES
Payables
 Investment securities purchased                          7,847,960
 Fund shares repurchased                                    406,463
 Investment advisory fee                                    147,515
 Transfer agent fee                                         118,350
 Distribution fee                                            77,722
 Financial agent fee                                         19,731
 Trustees' fee                                                5,784
 Payable to adviser                                              96
Net unrealized depreciation on swap agreements            2,144,814
Accrued expenses                                             70,810
                                                       ------------
   Total liabilities                                     10,839,245
                                                       ------------
NET ASSETS                                             $268,109,865
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $547,309,283
Undistributed net investment loss                           (10,282)
Accumulated net realized loss                          (195,230,651)
Net unrealized depreciation                             (83,958,485)
                                                       ------------
NET ASSETS                                             $268,109,865
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $235,623,116)                                           45,405,624
Net asset value per share                                     $5.19
Offering price per share $5.19/(1-4.75%)                      $5.45
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $30,073,310)                                             5,849,648
Net asset value and offering price per share                  $5.14
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $2,413,439)                                                467,741
Net asset value and offering price per share                  $5.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 37,084,934
Dividends                                                  2,411,079
                                                        ------------
   Total investment income                                39,496,013
                                                        ------------
EXPENSES
Investment advisory fee                                    2,145,029
Distribution fee, Class A                                    717,419
Distribution fee, Class B                                    400,249
Distribution fee, Class C                                     30,120
Financial agent fee                                          261,468
Transfer agent                                               707,159
Printing                                                      97,795
Custodian                                                     56,030
Registration                                                  38,233
Professional                                                  31,181
Trustees                                                      27,127
Miscellaneous                                                 36,582
                                                        ------------
   Total expenses                                          4,548,392
   Custodian fees paid indirectly                            (14,994)
                                                        ------------
   Net expenses                                            4,533,398
                                                        ------------
NET INVESTMENT INCOME                                     34,962,615
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (67,391,758)
Net realized loss on foreign currency transactions        (4,435,466)
Net realized gain on swap agreements                       5,376,477
Net change in unrealized appreciation (depreciation)
 on investments                                            2,068,264
Net change in unrealized appreciation (depreciation)
 on foreign currency and foreign currency transactions     4,118,289
Net change in unrealized appreciation (depreciation)
 on swap agreements                                       (9,171,367)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (69,435,561)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(34,472,946)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $ 34,962,615    $ 44,796,660
 Net realized gain (loss)                                      (66,450,747)    (24,853,293)
 Net change in unrealized appreciation (depreciation)           (2,984,814)    (26,759,041)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  (34,472,946)     (6,815,674)
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                (31,996,237)    (39,338,693)
 Net investment income, Class B                                 (4,240,567)     (5,365,716)
 Net investment income, Class C                                   (320,519)       (313,050)
 In excess of net investment income, Class A                    (3,097,384)             --
 In excess of net investment income, Class B                      (410,507)             --
 In excess of net investment income, Class C                       (31,028)             --
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (40,096,242)    (45,017,459)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (15,929,891 and 14,011,356
   shares, respectively)                                        98,739,284     105,831,878
 Net asset value of shares issued from reinvestment of
   distributions
   (3,228,506 and 2,951,075 shares, respectively)               19,412,956      21,786,927
 Cost of shares repurchased (21,183,299 and 21,456,475
   shares, respectively)                                      (130,013,962)   (161,045,856)
                                                              ------------    ------------
Total                                                          (11,861,722)    (33,427,051)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (3,407,700 and 2,604,794
   shares, respectively)                                        21,015,049      19,449,746
 Net asset value of shares issued from reinvestment of
   distributions
   (300,760 and 256,146 shares, respectively)                    1,805,123       1,881,827
 Cost of shares repurchased (4,445,240 and 4,207,878 shares,
   respectively)                                               (27,044,594)    (31,428,696)
                                                              ------------    ------------
Total                                                           (4,224,422)    (10,097,123)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (579,234 and 222,708 shares,
   respectively)                                                 3,548,377       1,675,960
 Net asset value of shares issued from reinvestment of
   distributions
   (21,047 and 15,239 shares, respectively)                        126,752         112,292
 Cost of shares repurchased (542,175 and 233,851 shares,
   respectively)                                                (3,250,251)     (1,746,910)
                                                              ------------    ------------
Total                                                              424,878          41,342
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (15,661,266)    (43,482,832)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (90,230,454)    (95,315,965)
NET ASSETS
 Beginning of period                                           358,340,319     453,656,284
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF ($10,282) AND $1,594,709, RESPECTIVELY]   $268,109,865    $358,340,319
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                                --------------------------------------------------------
                                                                  2001          2000        1999        1998        1997
Net asset value, beginning of period                               $6.59       $7.53       $7.55       $9.09       $8.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.65(4)     0.79        0.76        0.83        0.80
 Net realized and unrealized gain (loss)                           (1.30)      (0.95)         --       (1.56)       0.46
                                                                     ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                              (0.65)      (0.16)       0.76       (0.73)       1.26
                                                                     ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.68)      (0.78)      (0.78)      (0.81)      (0.80)
 In excess of net investment income                                (0.07)         --          --          --          --
                                                                     ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                                           (0.75)      (0.78)      (0.78)      (0.81)      (0.80)
                                                                     ---         ---         ---         ---         ---
Change in net asset value                                          (1.40)      (0.94)      (0.02)      (1.54)       0.46
                                                                     ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                                     $5.19       $6.59       $7.53       $7.55       $9.09
                                                                     ---         ---         ---         ---         ---
                                                                     ---         ---         ---         ---         ---
Total return(1)                                                   (10.87)%     (2.65)%     10.16%      (8.97)%     15.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $235,623    $312,544    $391,057    $427,659    $532,906
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 1.28%(3)     1.22%(3)     1.16%(2)     1.12%     1.11%
 Net investment income                                             10.69%      10.35%       9.71%       9.13%       8.76%
Portfolio turnover rate                                              100%         80%         73%        103%        167%

                                                                                        CLASS B
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                                --------------------------------------------------------
                                                                    2001        2000        1999        1998        1997
Net asset value, beginning of period                               $6.54       $7.51       $7.52       $9.07       $8.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.60(4)     0.72        0.70        0.76        0.73
 Net realized and unrealized gain (loss)                           (1.30)      (0.95)       0.01       (1.55)       0.46
                                                                     ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                              (0.70)      (0.23)       0.71       (0.79)       1.19
                                                                     ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.64)      (0.74)      (0.72)      (0.76)      (0.75)
 In excess of net investment income                                (0.06)         --          --          --          --
                                                                     ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                                           (0.70)      (0.74)      (0.72)      (0.76)      (0.75)
                                                                     ---         ---         ---         ---         ---
Change in net asset value                                          (1.40)      (0.97)      (0.01)      (1.55)       0.44
                                                                     ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                                     $5.14       $6.54       $7.51       $7.52       $9.07
                                                                     ---         ---         ---         ---         ---
                                                                     ---         ---         ---         ---         ---
Total return(1)                                                   (11.59)%     (3.52)%      9.37%      (9.61)%     14.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $30,073     $43,108     $59,547     $61,026     $52,184
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 2.03%(3)     1.97%(3)     1.91%(2)     1.88%     1.86%
 Net investment income                                              9.93%       9.62%       8.94%       8.46%       8.00%
Portfolio turnover rate                                              100%         80%         73%        103%        167%

(1) Maximum sales charge is not reflected in total return calculation.

(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                                ----------------------------------------
                                                                                                 FROM
                                                                  YEAR ENDED OCTOBER 31       INCEPTION
                                                                --------------------------    2/27/98 TO
                                                                 2001       2000      1999     10/31/98
Net asset value, beginning of period                             $6.56     $7.53     $7.54       $9.31
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.60(6)   0.73      0.71        0.50
 Net realized and unrealized gain (loss)                         (1.30)    (0.96)       --       (1.76)
                                                                   ---       ---       ---       -----
     TOTAL FROM INVESTMENT OPERATIONS                            (0.70)    (0.23)     0.71       (1.26)
                                                                   ---       ---       ---       -----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.64)    (0.74)    (0.72)      (0.51)
 In excess of net investment income                              (0.06)       --        --          --
                                                                   ---       ---       ---       -----
     TOTAL DISTRIBUTIONS                                         (0.70)    (0.74)    (0.72)      (0.51)
                                                                   ---       ---       ---       -----
Change in net asset value                                        (1.40)    (0.97)    (0.01)      (1.77)
                                                                   ---       ---       ---       -----
NET ASSET VALUE, END OF PERIOD                                   $5.16     $6.56     $7.53       $7.54
                                                                   ---       ---       ---       -----
                                                                   ---       ---       ---       -----
Total return(1)                                                 (11.56)%   (3.51)%    9.38%     (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $2,413    $2,689    $3,052      $1,669
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               2.03%(5)   1.97%(4)   1.91%(4)     1.88 %(2)
 Net investment income                                            9.92%     9.69%     8.85%       8.94 %(2)
Portfolio turnover rate                                            100%       80%       73%        103 %

(1) Maximum sales charge is not reflected in total return calculation.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.02%.

(6) Computed using average shares outstanding.

                       See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JULIE L. SAPIA

Q: What is the Fund's investment objective?

A: The Fund is appropriate for conservative investors who want competitive money market yields with minimal risk to principal. Investors should note that an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q: How did the Fund perform over the last fiscal year?

A: For the 12 months ended October 31, 2001, Class A shares returned 4.23%, Class B shares earned 3.46%, and Class C shares were up 3.19%. The 12-month return for the Salomon Brothers 90-day T-bill Index was 4.79%.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What factors affected how the Fund was positioned during the reporting period?

A: Economic activity continued to slow over the fourth quarter of 2000. Data made available in late December 2000 showed further weakness in spending and employment. On January 3, 2001, in an inter-meeting move, the Federal Reserve reduced the Federal funds rate from 6.50% to 6%.

     The Federal Reserve continued reducing the Federal funds rate in 50 basis point increments through mid-May 2001. Comments published after each Federal Open Market Committee (FOMC) meeting echoed the same scenario: "That the risks continue to be weighted mainly toward conditions that may generate economic weakness in the foreseeable future."

     Mid-summer activity showed more weakness in the economy and further softening going forward. At both the June 27 and August 21 meetings, the Federal Reserve lowered interest rates, totaling 50 basis points. At this time, Board members expressed their view that monetary (300 basis point easing through August) and fiscal (tax rebates) stimulus seemed adequate; however, uncertainty as to the strength and timing of this stimulus remained.

     On September 17 (an inter-meeting move) and at the October 2 meeting, the Federal Reserve once again lowered the Federal funds rate, resulting in a decrease totaling 100 basis points, due to the tragic events on September 11. Concerns of further weakening in economic activity and a downturn in business, household and economic confidence favored this move. The Fed's long-term goals are to maintain price stability and sustainable growth.

     In these times of uncertainty, the Fund has maintained a weighted average maturity of 40-50 days. We focused on the higher quality names and closely monitored the names we currently invest in for negative credit events. In the event of negative news, the names were promptly removed from the approved investment list.

(1) The Salomon Brothers 90-day T-bill Index measures short-term money market performance. The index is unmanaged and not available for direct investment.

Q: What is your outlook for the next six months?

A: Going forward, the markets will continue to sift through the economic data, searching for the bottom in the current cycle. In our opinion, the Federal Reserve will be vigilant towards maintaining sustainable growth without jeopardizing the low inflation we have experienced over the past 12 months. We believe that all the right forces (depleting inventories, lower energy prices and stability in the equity markets) are coming together to lay the groundwork for a growing economy over the next year. As always, we continuously monitor the portfolio and make adjustments based on current market conditions.

                                    November 19, 2001

Phoenix-Goodwin Money Market Fund

MONTHLY YIELD COMPARISON

                                                                PHOENIX-GOODWIN MONEY MARKET
                                                                      FUND CLASS A(1)                IBC MONEY FUND REPORT(2)
                                                                ----------------------------         ------------------------
11/30/00                                                                    5.77                               5.90
12/31/00                                                                    5.73                               5.90
1/31/01                                                                     6.01                               5.62
2/28/01                                                                     5.26                               5.13
3/31/01                                                                     4.75                               4.76
4/30/01                                                                     4.24                               4.38
5/31/01                                                                     3.96                               3.91
6/30/01                                                                     3.71                               3.54
7/31/01                                                                     3.15                               3.26
8/31/01                                                                     2.92                               3.05
9/30/01                                                                     2.72                               2.77
10/31/01                                                                    2.16                               2.25


(1) This chart illustrates the period from October 31, 2000 to October 31, 2001. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Goodwin Money Market Fund

                        INVESTMENTS AT OCTOBER 31, 2001

FACE
VALUE                                 INTEREST   MATURITY
(000)          DESCRIPTION              RATE       DATE        VALUE
-----          -----------            --------   --------   ------------
FEDERAL AGENCY SECURITIES--19.0%

2,500  Freddie Mac(c)(d)...........      3.82%   11/8/01    $  2,500,000
1,520  FHLB Discount Note..........      2.34    11/9/01       1,519,210
  400  FFCB Discount Note..........      2.50    11/13/01        399,667
3,500  Freddie Mac(c)(d)...........      3.90    11/13/01      3,500,000
  900  Fannie Mae Discount Note....      2.37    11/15/01        899,171
3,711  Fannie Mae Discount Note....      2.48    11/15/01      3,707,420
1,000  FHLB(c).....................      7.13    11/15/01      1,001,230
3,500  FHLB(c)(d)..................      3.65    12/11/01      3,500,000
2,500  FHLB(c)(d)..................      3.65    12/18/01      2,500,000
1,000  Fannie Mae(c)...............      5.13    12/26/01      1,001,953
  500  FHLB(c).....................      6.00    12/28/01        501,783
2,500  Fannie Mae(c)...............      6.63    1/15/02       2,512,878
   60  Fannie Mae Discount Note....      2.35    1/24/02          59,671
2,500  SLMA(c)(d)..................      2.65    1/25/02       2,500,000
2,500  SLMA(c)(d)..................      3.76    1/25/02       2,500,000
2,500  FHLB(c).....................      5.13    2/26/02       2,511,256
2,125  FHLB(c)(d)..................      3.70    2/28/02       2,125,000
3,500  FHLB(c).....................      4.13     5/3/02       3,498,626
  610  Fannie Mae(c)...............      6.78    5/30/02         621,681
2,500  FHLB(c).....................      6.88    7/18/02       2,555,743
------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                               39,915,289
------------------------------------------------------------------------
                                                  RESET
                                                   DATE
                                                 --------
FEDERAL AGENCY SECURITIES-- VARIABLE(b)--7.7%
4,000  Fannie Mae (Final Maturity
       5/13/02)....................      2.55    11/1/01       3,999,014
1,900  SBA (Final Maturity
       3/25/24)....................      3.38    11/1/01       1,899,846
  228  SBA (Final Maturity
       1/25/21)....................      3.50    11/1/01         227,413
2,324  SBA (Final Maturity
       9/25/23)....................      3.38     1/1/02       2,324,267
1,426  SBA (Final Maturity
       10/25/22)...................      3.50     1/1/02       1,424,762
  961  SBA (Final Maturity
       2/25/23)....................      3.50     1/1/02         960,797
2,514  SBA (Final Maturity
       2/25/23)....................      3.50     1/1/02       2,514,094
  323  SBA (Final Maturity
       5/25/21)....................      3.50     1/1/02         322,707
2,447  SBA (Final Maturity
       11/25/21)...................      3.63     1/1/02       2,445,912
------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                     16,118,812
------------------------------------------------------------------------
                            STANDARD
                            & POOR'S
                             RATING                 MATURITY
                           (Unaudited)                DATE
                           -----------              --------
COMMERCIAL PAPER--58.2%
1,800  Heinz (H.J.)
       Co. ..............    A-1            2.50    11/1/01       1,800,000
1,240  Bavaria Universal
       Funding Corp. ....    A-1            2.60    11/1/01       1,240,000
  981  Enterprise
       Funding...........   A-1+            2.60    11/1/01         981,000

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
-----     -----------      --------   --------   --------   ------------
5,000  Sysco Corp. ......   A-1+         2.65%   11/1/01    $  4,999,999
1,565  Preferred
       Receivables
       Funding Corp. ....   A-1          2.68    11/1/01       1,565,000
1,210  Sysco Corp. ......   A-1+         3.55    11/1/01       1,210,000
5,000  Sysco Corp. ......   A-1+         2.50    11/2/01       4,999,653
2,950  Delaware Funding
       Corp. ............   A-1+         2.55    11/2/01       2,949,791
2,121  BellSouth
       Corp. ............   A-1          2.65    11/2/01       2,120,844
  750  Govco, Inc. ......   A-1+         2.50    11/5/01         749,792
3,500  Lexington Parker
       Capital Co. ......   A-1          2.50    11/5/01       3,499,028
1,600  Lexington Parker
       Capital Co. ......   A-1          2.55    11/5/01       1,599,547
  400  Donnelley (R.R.) &
       Sons..............   A-1          3.40    11/5/01         399,849
1,590  BellSouth
       Corp. ............   A-1          2.40    11/6/01       1,589,470
2,670  Verizon Network
       Funding Corp. ....   A-1+         2.60    11/6/01       2,669,036
2,500  Sysco Corp. ......   A-1+         3.53    11/7/01       2,498,529
3,500  Honeywell
       International ....   A-1          2.75    11/8/01       3,498,128
1,885  Ford Motor Credit
       Co. ..............   A-2          2.82    11/8/01       1,883,966
4,000  Kimberly-Clark
       Corp. ............   A-1+         2.58    11/9/01       3,997,707
  750  Procter & Gamble
       Co. ..............   A-1+         2.38    11/13/01        749,405
1,950  BellSouth
       Corp. ............   A-1          2.45    11/13/01      1,948,408
2,500  Donnelley (R.R.) &
       Sons..............   A-1          2.50    11/13/01      2,497,917
2,500  Emerson Electric
       Co. ..............   A-1+         2.38    11/14/01      2,497,851
2,500  Special Purpose
       Accounts
       Receivables.......   A-1          2.50    11/14/01      2,497,743
  700  Asset
       Securitization
       Corp. ............   A-1+         2.52    11/14/01        699,363
2,000  Goldman Sachs
       Group L.P. .......   A-1+         2.35    11/15/01      1,998,172
3,000  Delaware Funding
       Corp. ............   A-1+         2.40    11/15/01      2,997,200
1,500  Kimberly-Clark
       Corp. ............   A-1+         2.40    11/16/01      1,498,500
1,850  Asset
       Securitization
       Corp. ............   A-1+         2.62    11/16/01      1,847,980
  500  Preferred
       Receivables
       Funding Corp. ....   A-1          2.40    11/19/01        499,400
1,890  Special Purpose
       Accounts
       Receivables.......   A-1          2.40    11/19/01      1,887,732
1,596  Heinz (H.J.)
       Co. ..............   A-1          2.43    11/19/01      1,594,061

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
-----     -----------      --------   --------   --------   ------------
2,115  Receivables
       Capital Corp. ....   A-1+         2.43%   11/20/01   $  2,112,288
3,500  Special Purpose
       Accounts
       Receivables.......   A-1          2.60    11/20/01      3,495,197
3,000  Bavaria Universal
       Funding Corp. ....   A-1          2.40    11/21/01      2,996,000
1,836  BellSouth
       Corp. ............   A-1          2.75    11/23/01      1,832,915
1,870  Enterprise
       Funding...........   A-1+         2.30    11/26/01      1,867,013
3,500  Donnelley (R.R.) &
       Sons..............   A-1          2.42    11/26/01      3,494,118
  650  Marsh USA,
       Inc. .............   A-1+         3.55    11/26/01        648,398
2,904  Enterprise
       Funding...........   A-1+         2.29    11/28/01      2,899,012
1,300  Heinz (H.J.)
       Co. ..............   A-1          2.35    11/29/01      1,297,624
1,000  Preferred
       Receivables
       Funding Corp. ....   A-1          2.28    12/4/01         997,910
2,435  Marsh USA,
       Inc. .............   A-1+         2.37    12/4/01       2,429,710
2,500  Marsh USA,
       Inc. .............   A-1+         2.40    12/4/01       2,494,500
2,500  CXC, Inc. ........   A-1+         2.35    12/6/01       2,494,288
1,205  Govco,Inc. .......   A-1+         2.30    12/7/01       1,202,229
2,500  General Electric
       Capital Corp. ....   A-1+         2.27    12/11/01      2,493,694
  814  Receivables
       Capital Corp. ....   A-1+         2.25    12/13/01        811,863
2,267  Lexington Parker
       Capital Co. ......   A-1          2.55    12/14/01      2,260,095
2,500  Bavaria Universal
       Funding Corp. ....   A-1          2.40    12/17/01      2,492,333
1,500  Enterprise Funding
       Corp. ............   A-1+         2.35    12/18/01      1,495,398
3,750  General Electric
       Capital Corp. ....   A-1+         2.20    12/20/01      3,738,771
2,500  Govco, Inc. ......   A-1+         2.35     1/7/02       2,489,066
1,572  Receivables
       Capital Corp. ....   A-1+         2.35    1/15/02       1,564,304
3,370  Lexington Parker
       Capital Co. ......   A-1          2.37    1/22/02       3,351,808
2,750  Private Export
       Funding Corp. ....   A-1+         2.77     2/6/02       2,729,475
  905  Private Export
       Funding Corp. ....   A-1+         2.45    2/12/02         898,656
------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                       122,051,736
------------------------------------------------------------------------

MEDIUM-TERM NOTES(c)--9.0%
  835  Merrill Lynch &
       Co., Inc. ........   AA-          8.00     2/1/02         845,821

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
-----     -----------      --------   --------   --------   ------------
2,500  Beta Finance,
       Inc. .............   AAA          5.26%   2/25/02    $  2,500,000
1,000  Wal-Mart Stores,
       Inc.(d)...........    AA          5.45     6/1/02       1,017,942
3,500  S.B.C.
       Communications,
       Inc.(d)...........   AA-          4.25     6/5/02       3,538,073
  500  Bank of America
       Corp. ............    A           8.13    6/15/02         517,015
6,250  McDonald's
       Corp.(d)..........    A+          6.00    6/23/02       6,344,067
1,500  Associates
       Corp. ............   AA-          6.50    7/15/02       1,525,427
  577  Merrill Lynch &
       Co., Inc. ........   AA-          7.36    7/24/02         596,579
  650  Du Pont (E.I.) de
       Nemours & Co. ....   AA-          6.50     9/1/02         670,192
1,115  Associates
       Corp. ............   AA-          6.50    10/15/02      1,154,272
  200  Merrill Lynch &
       Co., Inc. ........   AA-          8.30    11/1/02         210,509
------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES                                       18,919,897
------------------------------------------------------------------------

VARIABLE MONEY MARKET CERTIFICATES(b)--4.8%
5,000  Canadian Imperial
       Bank of
       Commerce..........   AA-          2.54    11/1/01       4,999,728
2,500  Citicorp..........   AA-          3.69    11/13/02      2,502,465
2,500  Bank of America
       Corp. ............    A+          3.21    12/19/02      2,501,181
------------------------------------------------------------------------
                 TOTAL VARIABLE MONEY MARKET CERTIFICATES     10,003,374
------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--1.2%

2,500  Canadian Imperial
       Bank of
       Commerce(c)(e)....   AA-          4.23    5/22/02       2,499,862
------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                  2,499,862
------------------------------------------------------------------------

                                                TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $209,508,970)                               209,508,970(a)
                  Other assets and liabilities, net--0.1%        266,488
                                                            ------------
                                       NET ASSETS--100.0%   $209,775,458
                                                            ============

(a) Federal Income Tax Information: At October 31, 2001, the aggregate cost of securities was the same book and tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c) The interest rate shown is the coupon rate.

(d) Callable. The maturity date shown is the call date.

(e) Yankee CD.

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $209,508,970)                                         $209,508,970
Cash                                                        114,107
Receivables
 Interest                                                   999,881
 Fund shares sold                                           653,695
 Investment securities sold                                 211,008
Prepaid expenses                                              1,405
                                                       ------------
   Total assets                                         211,489,066
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                  1,401,078
 Dividend distribution                                       59,028
 Transfer agent fee                                          90,793
 Investment advisory fee                                     76,133
 Distribution fee                                            17,344
 Financial agent fee                                         15,864
 Trustees' fee                                                5,784
Accrued expenses                                             47,584
                                                       ------------
   Total liabilities                                      1,713,608
                                                       ------------
NET ASSETS                                             $209,775,458
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $209,775,458
                                                       ------------
NET ASSETS                                             $209,775,458
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $184,349,292)                                          184,349,292
Net asset value and offering price per share                  $1.00
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $22,027,109)                                            22,027,109
Net asset value and offering price per share                  $1.00
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $3,399,057)                                              3,399,057
Net asset value and offering price per share                  $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $10,157,241
                                                        -----------
   Total investment income                               10,157,241
                                                        -----------
EXPENSES
Investment advisory fee                                     819,176
Distribution fee, Class B                                   139,535
Distribution fee, Class C                                    23,570
Financial agent fee                                         197,159
Transfer agent                                              537,066
Printing                                                     71,653
Registration                                                 46,042
Professional                                                 30,393
Custodian                                                    31,610
Trustees                                                     27,127
Miscellaneous                                                10,597
                                                        -----------
   Total expenses                                         1,933,928
   Less expenses borne by investment adviser                (20,585)
   Custodian fees paid indirectly                            (8,259)
                                                        -----------
   Net expenses                                           1,905,084
                                                        -----------
NET INVESTMENT INCOME                                   $ 8,252,157
                                                        ===========

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------   ---------------
FROM OPERATIONS
 NET INVESTMENT INCOME (LOSS)                                 $  8,252,157   $    11,579,094
                                                              ------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,573,400)      (10,631,671)
 Net investment income, Class B                                   (610,643)         (907,312)
 Net investment income, Class C                                    (68,114)          (40,111)
                                                              ------------   ---------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,252,157)      (11,579,094)
                                                              ------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (568,734,299 and
   1,338,655,413 shares, respectively)                         568,734,299     1,338,655,413
 Net asset value of shares issued from reinvestment of
   distributions (7,097,325 and 9,576,749 shares,
   respectively)                                                 7,097,325         9,576,749
 Cost of shares repurchased (555,607,433 and 1,389,172,903
   shares, respectively)                                      (555,607,433)   (1,389,172,903)
                                                              ------------   ---------------
Total                                                           20,224,191       (40,940,741)
                                                              ------------   ---------------
CLASS B
 Proceeds from sales of shares (42,745,289 and 74,694,373
   shares, respectively)                                        42,745,289        74,694,373
 Net asset value of shares issued from reinvestment of
   distributions (519,812 and 742,970 shares, respectively)        519,812           742,970
 Cost of shares repurchased (39,854,233 and 76,874,626
   shares, respectively)                                       (39,854,233)      (76,874,626)
                                                              ------------   ---------------
Total                                                            3,410,868        (1,437,283)
                                                              ------------   ---------------
CLASS C
 Proceeds from sales of shares (15,650,107 and 4,634,976
   shares, respectively)                                        15,650,107         4,634,976
 Net asset value of shares issued from reinvestment of
   distributions (55,227 and 34,202 shares, respectively)           55,227            34,202
 Cost of shares repurchased (13,740,814 and 3,379,563
   shares, respectively)                                       (13,740,814)       (3,379,563)
                                                              ------------   ---------------
Total                                                            1,964,520         1,289,615
                                                              ------------   ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      25,599,579       (41,088,409)
                                                              ------------   ---------------
 NET INCREASE (DECREASE) IN NET ASSETS                          25,599,579       (41,088,409)
NET ASSETS
 Beginning of period                                           184,175,879       225,264,288
                                                              ------------   ---------------
 END OF PERIOD                                                $209,775,458   $   184,175,879
                                                              ============   ===============

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                ------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31
                                                                ------------------------------------------------------------
                                                                  2001              2000        1999        1998        1997
Net asset value, beginning of period                               $1.00           $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                      0.042           0.054       0.044       0.049       0.048
                                                                    ----            ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                              0.042           0.054       0.044       0.049       0.048
                                                                    ----            ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             (0.042)         (0.054)     (0.044)     (0.049)     (0.048)
                                                                    ----            ----        ----        ----        ----
Change in net asset value                                             --              --          --          --          --
                                                                    ----            ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                                     $1.00           $1.00       $1.00       $1.00       $1.00
                                                                    ----            ----        ----        ----        ----
                                                                    ----            ----        ----        ----        ----
Total return                                                        4.23%           5.59%       4.47%       5.00%       4.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $184,349        $164,125    $205,066    $195,292    $188,695
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 0.85%(1)(2)     0.80%(1)     0.77%(1)     0.73%     0.79%
 Net investment income                                              4.12%           5.41%       4.41%       4.90%       4.76%

                                                                                          CLASS B
                                                                ------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31
                                                                ------------------------------------------------------------
                                                                    2001            2000        1999        1998        1997
Net asset value, beginning of period                               $1.00           $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                      0.034           0.047       0.036       0.041       0.040
                                                                    ----            ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                              0.034           0.047       0.036       0.041       0.040
                                                                    ----            ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             (0.034)         (0.047)     (0.036)     (0.041)     (0.040)
                                                                    ----            ----        ----        ----        ----
Change in net asset value                                             --              --          --          --          --
                                                                    ----            ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                                     $1.00           $1.00       $1.00       $1.00       $1.00
                                                                    ----            ----        ----        ----        ----
                                                                    ----            ----        ----        ----        ----
Total return                                                        3.46%           4.80%       3.69%       4.22%       4.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $22,027         $18,616     $20,054     $19,978     $15,013
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 1.60%(1)(2)     1.56%(1)     1.52%(1)     1.48%     1.55%
 Net investment income                                              3.28%           4.65%       3.66%       4.15%       4.02%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.86% and 1.60% for Class A and Class B, respectively.

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                                    -------------------------------------------
                                                                                                        FROM
                                                                                                      INCEPTION
                                                                     YEAR ENDED OCTOBER 31            10/12/99
                                                                    -----------------------              TO
                                                                     2001              2000           10/31/99
Net asset value, beginning of period                                 $1.00            $1.00             $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.031            0.044             0.003
                                                                    ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                                0.031            0.044             0.003
                                                                    ------           ------            ------
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.031)          (0.044)           (0.003)
                                                                    ------           ------            ------
Change in net asset value                                               --               --                --
                                                                    ------           ------            ------
NET ASSET VALUE, END OF PERIOD                                       $1.00            $1.00             $1.00
                                                                    ======           ======            ======
Total return(1)                                                       3.19%            4.55%             0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,399           $1,435              $145
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                   1.85%(3)(4)      1.83%(3)          1.82%(1)(3)
 Net investment income                                                2.90%            4.56%             3.95%(1)

(1) Annualized.

(2) Not annualized.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.

                       See Notes to Financial Statements

PHOENIX-OAKHURST BALANCED FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: What is the Fund's investment objective?

A: Phoenix-Oakhurst Balanced Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: Can you provide a brief overview of the equity markets over the last 12 months?

A: From October 31, 2000 to October 31, 2001, the market, represented by the large-cap S&P 500 Index(1), had a negative return of 24.92%. It has indeed been a difficult period for equity investors. In November of 2000, it became clear that information technology spending was slowing down due to a dramatic build up of capacity and eroding end market demand. Stocks had been falling as we entered 2001; however, the slowing economy prompted the Fed to embark on a period of significant easing starting in early January. Stocks rallied initially. However, as investors realized the severity of the economic slowdown during the first quarter of 2001, stocks sold off again. The market made a brief rally in April and May but sold off quickly as evidence of recovery didn't emerge in the later part of the second quarter. The tragic events of September 11 shocked the world and further weakened a fragile economy. Stocks fell precipitously when the market reopened on September 17.

     It has been a very painful year for equity investors. The fiscal year was marked by downward spirals and seesaw changes. During October of 2001, the market made a small rally off the lows of late September. Investors are betting that economic recovery may be delayed, but not derailed. We agree with this assessment. As evidence of recovery emerges in 2002, we believe the market will climb higher.

     During periods of economic difficulty, it is understandable that market leaders are those engaged in business not severely affected by cyclical weakness. Consumer staple and health-care issues have been the best performers during this 12-month period. On the other hand, stocks of technology, consumer services and telecommunication companies performed poorly.

Q: Can you provide us with a brief overview of the bond market during this period?

A: Declining interest rates and low inflation have created a very favorable environment for fixed-income investing. The yield curve has steepened dramatically, triggered by aggressive rate-cutting by the Fed in response to a slowing global economy that has been exacerbated by the attacks of September 11. For example, on November 5, the Federal Reserve cut key short-term interest rates for the tenth time this year, lowering the overnight bank lending rate by half a percentage rate to 2%, the lowest level in 40 years.

     Over the last year, the two-year Treasury yield has declined 244 basis points, with the rate falling from 4.86% on January 2, 2001 to 2.42% as of

(1) The S&P 500 Index measures broad stock market total-return performance. The index is unmanaged and not available for direct investment.

November 9, while the yield on the 30-year Treasury is basically unchanged for the same time period.

     The second favorable factor for fixed-income investing has been low inflation. One of the most important drivers of inflation has been crude oil prices. And, crude oil prices are very positive, with per barrel prices down to approximately $22 as of this writing compared with $32 per barrel last February. Global economic weakness is currently outweighing uncertainty in the Middle East, and this is a different environment than the Gulf War, since Iraq was a major oil exporter. As a result, core inflation remains moderate at 2.6%.

Q: How did the Fund perform in this environment?

A: The Phoenix-Oakhurst Balanced Fund Class A shares returned -4.46% and Class B shares returned -5.10% for the fiscal year ended October 31, 2001 compared with a return of -10.56% for the benchmark index.(2) The average return for a universe of 460 balanced funds was -9.60%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

     The equity portion of the Phoenix-Oakhurst Balanced Fund performed quite well during the past 12 months. With good diversification and stock picking, returns were ahead of the S&P all year. We were overweighted in health-care stocks throughout the fiscal year. We were underweighted in cyclical issues during the first two quarters of the year but have increased our position to an overweighting currently by trading off consumer staples and energy issues. We believe cyclical stocks will benefit the most as the economy rebounds.

     This has been a very strong period for fixed-income investing, as all sectors turned in positive performance. Treasuries benefited the most, as uncertainty fueled by the events of September 11 led to a "flight to quality," and equity investors turned to "safer" fixed-income investments. Investment-grade spread sectors (i.e., non-Treasury securities) continue to benefit from their yield advantage.

Q: Have any changes to the Fund's asset allocation been made?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: What is your outlook?

A: We are positive on stocks at current levels, especially in the near to intermediate term. Low bond yields and low inflation support stock valuations. As the economy recovers during the second half of 2002 as we expect, earnings are poised to rebound significantly off depressed levels. We believe stock valuations will be maintained going into next year, and stocks will move higher as earnings recover.

     The current climate remains extremely favorable for fixed-income investing: the economy is slowing, inflation is moderate, and the Fed is in an easing mode. We believe valuations in the non-

(2) The benchmark index is made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers
 Aggregate Bond Index measures of broad bond market total-return performance.
    The indices are unmanaged and not available for direct investment.

Treasury sectors are currently very attractive, but sector and issue selection remains critically important. The portfolio is well-diversified across sectors and individual securities and heavily weighted in higher quality issues. The duration of the portfolio is 4.2 years, market neutral.
                                    November 20, 2001

Phoenix-Oakhurst Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/01

                                                                                             INCEPTION       INCEPTION
                                                     1 YEAR      5 YEARS      10 YEARS      TO 10/31/01        DATE
                                                     ------      -------      --------      -----------      ---------
Class A Shares at NAV(2)                              (4.46)%      8.92%        8.76%             --               --
Class A Shares at POP(3)                              (9.96)       7.63         8.11              --               --
Class B Shares at NAV(2)                              (5.10)       8.11           --            9.11%         7/15/94
Class B Shares with CDSC(4)                           (8.35)       8.11           --            9.11          7/15/94
Balanced Benchmark(7)                                (10.56)       9.69        11.06           12.15           Note 5
S&P 500 Index(8)                                     (24.92)      10.09        12.80           14.35          7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index information from 7/31/94 to 10/31/01.

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(7) The Balanced Benchmark is a composited index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

(8) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  [LINE GRAPH]

                               GROWTH OF $10,000
                              PERIODS ENDING 10/31

                                                   PHOENIX-OAKHURST
                                               BALANCED FUND CLASS A(6)    BALANCED BENCHMARK(7)       S&P 500 INDEX(8)
                                               ------------------------    ---------------------       ----------------
10/31/91                                                9425.00                  10000.00                  10000.00
10/30/92                                               10346.00                  11006.00                  10996.00
10/29/93                                               11372.00                  12518.00                  12634.00
10/31/94                                               10999.00                  12628.00                  13131.00
10/31/95                                               12705.00                  15414.00                  16599.00
10/31/96                                               14234.00                  17976.00                  20616.00
10/31/97                                               16802.00                  22060.00                  27280.00
10/30/98                                               18261.00                  25913.00                  33286.00
10/29/99                                               21316.00                  29865.00                  41870.00
10/31/00                                               22836.00                  31913.00                  44404.00
10/31/01                                               21817.00                  28542.00                  33340.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                                  [PIE CHART]

                           SECTOR WEIGHTINGS 10/31/01


As a percentage of equity holdings

                                        CONSUMER                                              CONSUMER
FINANCIALS           TECHNOLOGY          STAPLES        CAPITAL GOODS      HEALTH CARE        CYCLICALS         OTHER
----------           ----------         --------        -------------      -----------        ---------         -----
22                      21.00             15.00             11.00             11.00             9.00            11.00

Phoenix-Oakhurst Balanced Fund

    TEN LARGEST HOLDINGS AT OCTOBER 31, 2001 (AS A PERCENTAGE OF NET ASSETS)

 1.  Microsoft Corp.                          2.3%
     Major computer software producer
 2.  General Electric Co.                     2.3%
     Primarily involved in manufacture
     and distribution of consumer and
     industrial products
 3.  PepsiCo, Inc.                            2.2%
     Soft drink and snack food company
 4.  Citigroup, Inc.                          2.2%
     Diversified financial services
     company
 5.  Tyco International Ltd.                  2.2%
     Manufactures fire protection systems
 6.  American International Group, Inc.       1.8%
     International insurance holding
     company
 7.  Pfizer, Inc.                             1.7%
     Operations include health care,
     specialty chemicals and consumer
     products
 8.  McKesson Corp.                           1.7%
     Distributor of drugs and toiletries
 9.  U.S. Treasury Note 4.63%, 5/15/06        1.7%
     U.S. government security
10.  Bank of America Corp.                    1.6%
     Major commercial bank

                        INVESTMENTS AT OCTOBER 31, 2001

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
U.S. GOVERNMENT SECURITIES--2.3%

U.S. TREASURY BONDS--0.4%
U.S. Treasury Bond 5%, 8/15/11....   AAA         $  4,400  $    4,655,579
U.S. Treasury Bond 5.25%,
2/15/29...........................   AAA              750         773,027
                                                           --------------
                                                                5,428,606
                                                           --------------

U.S. TREASURY NOTES--1.9%
U.S. Treasury Note 4.625%,
5/15/06...........................   AAA           19,820      20,736,674
U.S. Treasury Note 5.75%,
8/15/10...........................   AAA            1,900       2,110,188
                                                           --------------
                                                               22,846,862
                                                           --------------
-------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $27,199,079)                                  28,275,468
-------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.4%

Fannie Mae 6.50%, 10/1/31.........   AAA            8,010       8,231,527

GNMA 6.50%, '23-'28...............   AAA           44,947      46,664,986
-------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $52,304,702)                                  54,896,513
-------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

AGENCY NON MORTGAGE-BACKED SECURITIES--0.6%

Freddie Mac 6.625%, 9/15/09.......               $  7,000  $    7,914,053
-------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,992,407)                                    7,914,053
-------------------------------------------------------------------------

MUNICIPAL BONDS--7.3%

CALIFORNIA--2.6%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19....................   AAA            1,100       1,199,022

Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29....................   AAA            2,750       3,020,903

Fresno County Pension Obligation
Revenue Taxable 6.21%, 8/15/06....   AAA            3,820       4,108,562

Kern County Pension Obligation
Revenue Taxable 7.26%, 8/15/14....   AAA            2,580       2,957,841

Los Angeles County Pension
Obligation Taxable Series A
8.49%,............................   AAA            2,000       2,253,840

Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07...   AAA            1,915       2,129,614

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CALIFORNIA--CONTINUED
Pasadena Pension Funding Revenue
Taxable Series A 7%, 5/15/08......   AAA         $  3,435  $    3,843,525

Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09...   AAA            2,500       2,790,325

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11...   AAA              565         644,620

San Bernardino County Pension
Obligation Revenue Taxable 6.87%,
8/1/08............................   AAA            1,530       1,705,613
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13....   AAA            4,265       4,691,670

Ventura County Pension Obligation
Taxable 6.58%, 11/1/06............   AAA            3,560       3,898,663
                                                           --------------
                                                               33,244,198
                                                           --------------

COLORADO--0.2%
Denver City and County School
District 01 Pension Taxable 6.76%,
12/15/07..........................   AAA            2,000       2,217,120

FLORIDA--1.4%
Miami Beach Special Obligation
  Revenue Taxable 8.60%, 9/1/21...   AAA           11,675      12,828,140

Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05...   AAA            1,970       2,093,952

University of Miami Exchangeable
Revenue Taxable Series 7.65%,
4/1/20............................   AAA            2,120       2,248,663
                                                           --------------
                                                               17,170,755
                                                           --------------

NEW JERSEY--0.4%
New Jersey Sports & Exposition
Authority Taxable Series A 6.75%,
3/1/12............................   AAA            5,000       5,437,250

NEW YORK--0.8%
New York State Taxable Series C
6.35%, 3/1/07.....................   AAA            8,790       9,409,080

OREGON--0.4%
Multnomah County Pension Revenue
Taxable 7.25%, 6/1/11............. Aaa(c)           3,000       3,398,130

Portland Pension Revenue Taxable
Series C 7.32%, 6/1/08............ Aaa(c)           1,000       1,125,450
                                                           --------------
                                                                4,523,580
                                                           --------------

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

PENNSYLVANIA--0.8%
Pittsburgh Pension Obligation
Taxable Series C 6.50%, 3/1/17....   AAA         $  9,245  $    9,794,615

TEXAS--0.7%
Dallas-Fort Worth International
  Airport Facilities Improvement
Revenue Taxable 6.50%, 11/1/09....   AAA            1,900       2,051,164

Dallas-Fort Worth International
Airport Facilities Improvement
Revenue Taxable 6.60%, 11/1/12....   AAA            5,750       6,242,143
                                                           --------------
                                                                8,293,307
                                                           --------------
-------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $83,226,645)                                  90,089,905
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.9%

AESOP Funding II LLC 97-1A, A2
6.40%, 10/20/03...................   AAA            9,250       9,499,194

Associates Manufactured Housing
Pass Through 97-2, A6 7.075%,
3/15/28...........................   AAA            3,000       3,163,002

Capita Equipment Receivables Trust
97-1, B 6.45%, 8/15/02............   A+             3,465       3,490,255

Case Equipment Loan Trust 98-A, A4
5.83%, 2/15/05....................   AAA            2,931       2,935,028

Ford Credit Auto Owner Trust 98-C,
B 6.06%, 2/15/03..................   AAA            5,000       5,022,998

Green Tree Financial Corp. 96-7,
M1 7.70%, 10/15/27................   AA-            1,500       1,544,531

Premier Auto Trust 98-3, B 6.14%,
9/8/04............................   AAA            4,000       4,068,793

WFS Financial Ownership Trust
00-C, A3 7.07%, 2/20/05...........   AAA            5,500       5,731,541
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $34,885,897)                                  35,455,342
-------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CORPORATE BONDS--4.8%

AIRLINES--0.5%
American Airlines 01-2 Class A-2
144A 7.858%, 10/1/11(b)...........   AA+         $  2,500  $    2,637,000

Northwest Airlines Corp. 00-1
Class G 8.072%, 10/1/19...........   AAA            3,558       3,771,727
                                                           --------------
                                                                6,408,727
                                                           --------------

BANKS (MAJOR REGIONAL)--0.5%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08...........................    A             3,000       3,167,058

Wachovia Corp. 5.625%, 12/15/08...   A-             3,000       3,001,113
                                                           --------------
                                                                6,168,171
                                                           --------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
Comcast Cable Communications, Inc.
7.125%, 6/15/13...................   BBB            2,000       2,131,528

CSC Holdings, Inc. 7.25%,
7/15/08...........................   BB+            2,665       2,665,163
                                                           --------------
                                                                4,796,691
                                                           --------------

COMPUTERS (SOFTWARE & SERVICES)--0.3%
Computer Associates International,
Inc. Series B 6.375%, 4/15/05.....  BBB+            3,590       3,619,618

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
MGM Mirage, Inc. 9.75%, 6/1/07....   BB+            1,650       1,641,750

Park Place Entertainment Corp.
9.375%, 2/15/07...................   BB+            4,000       4,080,000
                                                           --------------
                                                                5,721,750
                                                           --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
Tenet Healthcare Corp. 8%,
1/15/05...........................   BBB            3,365       3,890,781

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.3%
AmerisourceBergen Corp. 144A
8.125%, 9/1/08(b)................. BB-....          3,000       3,165,000

HEALTH CARE (SPECIALIZED SERVICES)--0.2%
HEALTHSOUTH Corp. 10.75%,
10/1/08...........................   BB+            2,500       2,806,250

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%, 2/1/09...   B+               740         773,300

LEISURE TIME (PRODUCTS)--0.2%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07.........   B-             2,900       2,914,500

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Hanover Equipment Trust Class A
144A 8.50%, 9/1/08(b).............   BB          $  1,120  $    1,176,000

RETAIL (SPECIALTY)--0.3%
Amerigas Partners LP/AP Eagle
Finance Corp. 144A 8.875%,
5/20/11(b)........................   BB+            3,000       3,105,000

SHIPPING--0.2%
Teekay Shipping Corp. 8.32%,
2/1/08............................   BB+            2,640       2,715,900

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Worldcom, Inc. 7.50%, 5/15/11.....  BBB+            2,000       2,061,340

TELEPHONE--0.5%
Century Telephone Enterprises,
Inc. Series F 6.30%, 1/15/08......  BBB+            3,000       3,028,956

Qwest Communications
International, Inc. Series B
7.50%, 11/1/08....................  BBB+            4,300       4,562,884
                                                           --------------
                                                                7,591,840
                                                           --------------

TRUCKS & PARTS--0.2%
Cummins, Inc. 6.45%, 3/1/05.......   BBB            2,060       2,040,482
-------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $56,851,729)                                  58,955,350
-------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--10.0%

CS First Boston Mortgage
Securities Corp. 97-C2, B 6.72%,
11/17/07..........................  Aa(c)           9,000       9,595,935

Commercial Mortgage Asset Trust
99-C1, D 7.35%, 10/17/13..........   BBB            2,100       2,202,303

DLJ Commercial Mortgage Corp.
99-CG1, A1B 6.46%, 1/10/09........ Aaa(c)           2,800       2,976,772

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31....... Aaa(c)           3,000       3,156,303

DLJ Mortgage Acceptance Corp.
96-CF1, A1B 7.58%, 2/12/06........   AAA            6,550       7,061,123

DLJ Mortgage Acceptance Corp.
97-CF2, A2 6.84%, 9/15/07.........   AA               750         800,952

First Union - Lehman Brothers
Commercial Mortgage 97-C1, B
7.43%, 4/18/07....................  Aa(c)          11,807      13,080,574

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
G.E. Capital Mortgage Services,
Inc. 96-8, 1M 7.25%, 5/25/26......   AA          $  4,826  $    4,963,416

GMAC Commercial Mortgage
Securities, Inc. 97-C2, B 6.703%,
12/15/07..........................  Aa(c)           6,500       6,870,949

J.P. Morgan Chase Commercial
Mortgage Securities 01-CIBC, A3
6.26%, 4/15/33....................   AAA           12,015      12,443,504
LB Commercial Conduit Mortgage
Trust 98-C4, A1B 6.21%,
10/15/08..........................   AAA           10,060      10,698,432

LB Commercial Conduit Mortgage
Trust 99-C2, A2 7.325%, 9/15/09... Aaa(c)           4,855       5,392,110

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07...........................   AA+           10,825      11,797,595

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05...................   AA             6,157       6,547,564

Prudential Home Mortgage
Securities 93-L, 2B3 6.641%,
12/25/23..........................  A(c)            4,622       4,691,655

Residential Funding Mortgage
Securities I 96-S8, A4 6.75%,
3/25/11...........................   AAA            1,557       1,621,171

Residential Funding Mortgage
Securities I 96-S1, A11 7.10%,
1/25/26...........................   AAA            6,083       6,248,988

Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26...........................   AAA            4,769       4,922,078

Securitized Asset Sales, Inc.
93-J, 2B 6.80%, 11/28/23.......... AAA(c)           8,112       8,356,452
-------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $116,306,664)                                123,427,876
-------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--5.1%

CHILE--0.3%
Republic of Chile 6.875%,
4/28/09...........................   A-          4,100,000      4,199,605
COLOMBIA--0.3%
Republic of Colombia 9.75%,
4/9/11............................   BBB         3,392,745      3,536,937

CROATIA--0.5%
Croatia Series B 4.563%,
7/31/06(d)........................  BBB-         2,220,249      2,175,844
Croatia Series A 4.563%,
7/31/10(d)........................  BBB-         4,749,545      4,630,807
                                                           --------------
                                                                6,806,651
                                                           --------------

EL SALVADOR--0.6%
Republic of El Salvador 144A
9.50%, 8/15/06(b).................   BB+            7,000       7,665,000

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

MEXICO--1.8%
United Mexican States Global Bond
8.125%, 12/30/19..................   BB+         $ 12,000  $   11,400,000

United Mexican States Global Bond
11.50%, 5/15/26...................   BB+            4,500       5,644,125

United Mexican States Global Bond
8.30%, 8/15/31....................   BB+            5,000       4,757,500
                                                           --------------
                                                               21,801,625
                                                           --------------

POLAND--1.2%
Republic of Poland Bearer PDIB 6%,
10/27/14(d).......................  BBB+           15,068      14,882,466

URUGUAY--0.4%
Republic of Uruguay 7.875%,
7/15/27...........................  BBB-            5,000       4,687,500
-------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $60,148,741)                                  63,579,784
-------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.7%

CANADA--0.3%
Norske Skog 144A 8.625%,
6/15/11(b)........................   BB             3,000       3,123,750

CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%,
5/15/12...........................   AAA            5,225       5,742,693

CHILE--0.5%
Empresa Nacional de Electricidad
SA 8.50%, 4/1/09..................  BBB+            4,500       4,663,935

Petropower I Funding Trust 144A
7.36%, 2/15/14(b).................   BBB            2,240       2,045,147
                                                           --------------
                                                                6,709,082
                                                           --------------

MEXICO--0.3%
Cemex SA de CV 144A 8.625%,
7/18/03(b)........................  BBB-              500         526,250
Telefonos de Mexico 8.25%,
1/26/06...........................   BB+            3,000       3,135,000
                                                           --------------
                                                                3,661,250
                                                           --------------

NETHERLANDS--0.2%
HSBC Capital Funding LP 144A
9.547%, 12/29/49(b)...............   A-             2,000       2,398,624
-------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $20,410,857)                                  21,635,399
-------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
PREFERRED STOCKS--0.6%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.6%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                 10,000  $    7,594,219
-------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $7,288,965)                                    7,594,219
-------------------------------------------------------------------------

COMMON STOCKS--52.2%

AEROSPACE/DEFENSE--1.3%
General Dynamics Corp. ...........                135,000      11,016,000
Northrop Grumman Corp. ...........                 49,400       4,937,530
                                                           --------------
                                                               15,953,530
                                                           --------------

AIR FREIGHT--0.5%
FedEx Corp.(e)....................                140,100       5,755,308

BANKS (MAJOR REGIONAL)--2.1%
FleetBoston Financial Corp. ......                445,600      14,642,416
Wells Fargo & Co. ................                303,600      11,992,200
                                                           --------------
                                                               26,634,616
                                                           --------------
BANKS (MONEY CENTER)--1.6%
Bank of America Corp. ............                338,500      19,968,115
BEVERAGES (NON-ALCOHOLIC)--2.2%
PepsiCo, Inc. ....................                561,500      27,350,665
BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
Clear Channel Communications,
Inc.(e)...........................                287,400      10,955,688

Liberty Media Corp. Class A(e)....                333,400       3,897,446
                                                           --------------
                                                               14,853,134
                                                           --------------
CHEMICALS--0.5%
Dow Chemical Co. (The)............                198,600       6,603,450

COMMUNICATIONS EQUIPMENT--0.9%
ADTRAN, Inc.(e)...................                147,900       3,431,280
American Tower Corp. Class A(e)...                227,000       2,501,540
Harris Corp. .....................                155,000       5,313,400
                                                           --------------
                                                               11,246,220
                                                           --------------
COMPUTERS (HARDWARE)--1.3%
International Business Machines
Corp. ............................                151,900      16,415,833

COMPUTERS (NETWORKING)--0.9%
Cisco Systems, Inc.(e)............                686,200      11,610,504


                                                  SHARES       VALUE
                                                 --------  --------------

COMPUTERS (PERIPHERALS)--0.2%
Maxtor Corp.(e)...................                611,000  $    2,993,900

COMPUTERS (SOFTWARE & SERVICES)--3.2%
Computer Associates International,
Inc. .............................                299,800       9,269,816
Microsoft Corp.(e)................                496,600      28,877,289
                                                           --------------
                                                               38,147,105
                                                           --------------

DISTRIBUTORS (FOOD & HEALTH)--2.4%
Cardinal Health, Inc. ............                119,200       7,999,512
McKesson Corp. ...................                571,300      21,132,387
Performance Food Group Co. .......                 21,500         631,885
                                                           --------------
                                                               29,763,784
                                                           --------------

ELECTRICAL EQUIPMENT--2.3%
General Electric Co. .............                787,200      28,661,952

ELECTRONICS (SEMICONDUCTORS)--1.4%
Altera Corp.(e)...................                291,500       5,888,300
Fairchild Semiconductor Corp.
Class A...........................                207,500       4,409,375
Intel Corp. ......................                144,500       3,528,690
Micron Technology, Inc.(e)........                130,400       2,967,904
                                                           --------------
                                                               16,794,269
                                                           --------------

ENTERTAINMENT--1.4%
AOL Time Warner, Inc.(e)..........                209,800       6,547,858
Viacom, Inc. Class B(e)...........                284,300      10,379,793
                                                           --------------
                                                               16,927,651
                                                           --------------

EQUIPMENT (SEMICONDUCTORS)--1.5%
Applied Materials, Inc.(e)........                171,800       5,860,098
Credence Systems Corp.(e).........                116,600       1,585,760
Lam Research Corp.(e).............                329,400       6,245,424
Novellus Systems, Inc.(e).........                 59,000       1,948,770
Teradyne, Inc.(e).................                110,000       2,535,500
                                                           --------------
                                                               18,175,552
                                                           --------------

FINANCIAL (DIVERSIFIED)--5.0%
Citigroup, Inc. ..................                599,801      27,302,941
Freddie Mac.......................                172,000      11,665,040
J.P. Morgan Chase & Co. ..........                207,000       7,319,520
Morgan Stanley Dean Witter &
Co. ..............................                291,800      14,274,856
                                                           --------------
                                                               60,562,357
                                                           --------------

FOODS--0.6%
Dean Foods Co. ...................                 85,000       3,812,250
Suiza Foods Corp.(e)..............                 55,000       3,243,350
                                                           --------------
                                                                7,055,600
                                                           --------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
HEALTH CARE (DIVERSIFIED)--0.8%
Bristol-Myers Squibb Co. .........                195,500  $   10,449,475

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.7%
Pfizer, Inc. .....................                517,400      21,679,060

HEALTH CARE (GENERIC AND OTHER)--0.7%
King Pharmaceuticals, Inc.(e).....                227,733       8,879,310

HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
HCA, Inc. ........................                 97,800       3,878,748

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Bard (C.R.), Inc. ................                160,700       8,822,430
Beckman Coulter, Inc. ............                 78,800       3,346,636
Guidant Corp.(e)(c)...............                 91,200       3,785,712
                                                           --------------
                                                               15,954,778
                                                           --------------
HEALTH CARE (SPECIALIZED SERVICES)--0.5%
Omnicare, Inc. ...................                321,900       6,399,372

INSURANCE (MULTI-LINE)--1.8%
American International Group,
Inc. .............................                282,300      22,188,780
MANUFACTURING (DIVERSIFIED)--2.2%
Tyco International Ltd. ..........                552,301      27,140,059

OFFICE EQUIPMENT & SUPPLIES--0.3%
Miller (Herman), Inc. ............                166,700       3,525,705
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Baker Hughes, Inc. ...............                 72,400       2,594,092
Schlumberger Ltd. ................                 37,100       1,796,382
Tidewater, Inc. ..................                 89,000       2,689,580
Transocean Sedco Forex, Inc. .....                 51,699       1,558,725
                                                           --------------
                                                                8,638,779
                                                           --------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.5%
Anadarko Petroleum Corp. .........                 60,000       3,423,000
Unocal Corp. .....................                105,400       3,393,880
                                                           --------------
                                                                6,816,880
                                                           --------------

OIL (DOMESTIC INTEGRATED)--0.8%
ChevronTexaco Corp. ..............                 54,600       4,834,830
Conoco, Inc. .....................                182,000       4,677,400
                                                           --------------
                                                                9,512,230
                                                           --------------

OIL (INTERNATIONAL INTEGRATED)--0.7%
Exxon Mobil Corp. ................                219,800       8,671,110

PAPER & FOREST PRODUCTS--0.3%
International Paper Co. ..........                104,000       3,723,200


                                                  SHARES       VALUE
                                                 --------  --------------

RETAIL (COMPUTERS & ELECTRONICS)--1.4%
Tech Data Corp.(e)................                419,700  $   17,916,993

RETAIL (DRUG STORES)--0.4%
Caremark Rx, Inc.(e)..............                358,700       4,806,580

RETAIL (GENERAL MERCHANDISE)--1.3%
Wal-Mart Stores, Inc. ............                314,100      16,144,740

SAVINGS & LOAN COMPANIES--0.4%
Golden State Bancorp, Inc. .......                186,100       4,719,496

SERVICES (ADVERTISING/MARKETING)--0.6%
Lamar Advertising Co.(e)..........                255,600       8,025,840

SERVICES (COMMERCIAL & CONSUMER)--1.0%
Cendant Corp.(e)..................                570,000       7,387,200
Crown Castle International
Corp.(e)..........................                473,600       5,541,120
                                                           --------------
                                                               12,928,320
                                                           --------------

SERVICES (DATA PROCESSING)--1.6%
The BISYS Group, Inc. ............                138,500       7,204,770
Fiserv, Inc.(e)...................                349,200      12,986,748
                                                           --------------
                                                               20,191,518
                                                           --------------

TELEPHONE--1.3%
SBC Communications, Inc. .........                262,300       9,996,253
Verizon Communications, Inc. .....                121,000       6,027,010
                                                           --------------
                                                               16,023,263
                                                           --------------

TEXTILES (APPAREL)--0.5%
Jones Apparel Group, Inc.(e)......                 83,300       2,299,080
Liz Claiborne, Inc. ..............                 87,700       3,990,350
                                                           --------------
                                                                6,289,430
                                                           --------------

TRUCKERS--0.6%
United Parcel Service, Inc. Class
B.................................                138,400       7,058,400
-------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST $565,207,656)            647,035,611
-------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.9%

COMMUNICATIONS EQUIPMENT--0.2%
Nokia Oyj ADR (Finland)(b)........                143,000       2,932,930

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.7%
Elan Corp. PLC ADR (Ireland)(e)...                174,000       7,943,100
-------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS (IDENTIFIED COST $8,798,856)
                                                               10,876,030
-------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
UNIT INVESTMENT TRUSTS--1.2%

S&P 500 Depository Receipts.......                143,500  $   15,203,825
-------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $18,854,987)                                  15,203,825
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.0%
(IDENTIFIED COST $1,058,477,185)                            1,164,939,375
-------------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--5.7%
Abbott Laboratories, Inc. 2.31%,
11/15/01..........................   A-1            4,198  $    4,194,229
Alcoa, Inc. 2.35%, 11/14/01.......  A-1+              525         524,554
Bavaria Universal Funding Corp.
2.56%, 11/1/01....................   A-1            2,500       2,500,000
Bavaria Universal Funding Corp.
2.55%, 12/17/01...................   A-1            1,144       1,140,638
BellSouth Corp. 2.35%, 11/13/01...   A-1            1,825       1,823,570
Beta Finance 2.42%, 11/19/01......   A-1            5,070       5,063,865
Emerson Electric 2.48%, 11/7/01...   A-1              910         909,624
Exxon Imperial 2.45%, 11/5/01.....   A-1            2,410       2,409,344

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
Exxon Imperial 2.40%, 11/13/01....   A-1            5,000  $    4,996,000
Gannett Co. 2.37%, 11/7/01........   A-1            2,500       2,499,013
Goldman Sachs Group, Inc. 2.38%,
11/20/01..........................   A-1            2,415       2,411,967
Honeywell International 2.37%,
11/13/01..........................   A-1            3,235       3,232,444
Honeywell International 2.38%,
11/20/01..........................   A-1            3,375       3,370,761
Kimberly-Clark Corp. 2.55%,
11/9/01...........................  A-1+            2,500       2,498,583
Kimberly-Clark Corp. 2.35%,
11/16/01..........................  A-1+            3,000       2,997,063
Kraft Foods, Inc. 2.62%,
11/1/01...........................   A-1           10,010      10,010,000
Marsh & McLennan Cos. 2.45%,
11/5/01...........................   A-1            3,025       3,024,177
Park Avenue 2.50%, 11/2/01........   A-1            2,155       2,154,850
Park Avenue 2.35%, 11/27/01.......   A-1            1,985       1,981,631
Special Purpose Accounts
Receivables Corp. 2.47%,
11/2/01...........................   A-1            6,320       6,319,566
Sysco Corp. 3.53%, 11/7/01........  A-1+            1,000         999,464
Wal-Mart Stores, Inc. 2.43%,
11/8/01...........................   A-1            6,100       6,097,117
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $71,158,044)                                  71,158,460
-------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $1,129,635,229)                            1,236,097,835(a)
Other assets and liabilities, net--0.3%                         3,755,034
                                                           --------------
NET ASSETS--100.0%                                         $1,239,852,869
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $158,249,324 and gross depreciation of $55,490,014 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,133,338,525.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $33,435,990 or 2.7% of net assets.

(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Non-income producing.

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value including $2,948,500
 of securities on loan (Identified cost
 $1,129,635,229)                                      $1,236,097,835
Short-term investments held as collateral for loaned
 securities                                                3,000,000
Cash                                                          41,340
Receivables
 Interest and dividends                                    6,054,198
 Investment securities sold                                4,439,779
 Fund shares sold                                            124,142
Prepaid expenses                                              15,259
                                                      --------------
   Total assets                                        1,249,772,553
                                                      --------------
LIABILITIES
Payables
 Collateral on securities loaned                           3,000,000
 Investment securities purchased                           4,747,747
 Fund shares repurchased                                     842,865
 Investment advisory fee                                     569,997
 Transfer agent fee                                          330,096
 Distribution fee                                            284,312
 Financial agent fee                                          36,929
 Trustees' fee                                                 5,784
 Payable to adviser                                              476
Accrued expenses                                             101,478
                                                      --------------
   Total liabilities                                       9,919,684
                                                      --------------
NET ASSETS                                            $1,239,852,869
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,149,376,217
Undistributed net investment income                        3,105,964
Accumulated net realized loss                            (19,091,918)
Net unrealized appreciation                              106,462,606
                                                      --------------
NET ASSETS                                            $1,239,852,869
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,207,395,495)                                          84,592,362
Net asset value per share                                     $14.27
Offering price per share $14.27/(1-5.75%)                     $15.14
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $32,457,374)                                              2,281,147
Net asset value and offering price per share                  $14.23

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 39,894,447
Dividends                                                  7,945,644
Security lending                                             167,586
Foreign taxes withheld                                          (673)
                                                        ------------
   Total investment income                                48,007,004
                                                        ------------
EXPENSES
Investment advisory fee                                    7,194,962
Distribution fee, Class A                                  3,263,842
Distribution fee, Class B                                    334,569
Financial agent fee                                          460,249
Transfer agent                                             1,901,361
Printing                                                     254,887
Custodian                                                    156,046
Professional                                                  38,978
Registration                                                  32,633
Trustees                                                      27,127
Miscellaneous                                                 42,877
                                                        ------------
   Total expenses                                         13,707,531
   Custodian fees paid indirectly                             (7,327)
                                                        ------------
   Net expenses                                           13,700,204
                                                        ------------
NET INVESTMENT INCOME                                     34,306,800
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (17,299,413)
Net change in unrealized appreciation (depreciation)
 on investments                                          (78,457,337)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (95,756,750)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(61,449,950)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended         Year Ended
                                                                 10/31/01           10/31/00
                                                              ---------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $    34,306,800    $   39,073,269
 Net realized gain (loss)                                         (17,299,413)      170,400,716
 Net change in unrealized appreciation (depreciation)             (78,457,337)     (101,690,412)
                                                              ---------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (61,449,950)      107,783,573
                                                              ---------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                   (40,269,954)      (37,204,681)
 Net investment income, Class B                                      (688,865)         (712,273)
 Net realized gains, Class A                                     (147,799,183)      (92,529,024)
 Net realized gains, Class B                                       (3,693,607)       (2,315,976)
 Distributions in excess of net realized gains, Class A           (18,479,673)               --
 Distributions in excess of net realized gains, Class B              (461,820)               --
                                                              ---------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (211,393,102)     (132,761,954)
                                                              ---------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (2,842,905 and 2,417,466
   shares, respectively)                                           42,321,489        42,484,505
 Net asset value of shares issued from reinvestment of
   distributions (13,331,569 and 6,969,502 shares,
   respectively)                                                  193,744,594       121,515,449
 Cost of shares repurchased (12,317,322 and 15,755,639
   shares, respectively)                                         (185,579,723)     (277,625,446)
                                                              ---------------    --------------
Total                                                              50,486,360      (113,625,492)
                                                              ---------------    --------------
CLASS B
 Proceeds from sales of shares (535,704 and 207,429 shares,
   respectively)                                                    7,914,361         3,630,967
 Net asset value of shares issued from reinvestment of
   distributions (314,606 and 164,554 shares, respectively)         4,563,388         2,857,773
 Cost of shares repurchased (580,244 and 523,758 shares,
   respectively)                                                   (8,622,642)       (9,169,774)
                                                              ---------------    --------------
Total                                                               3,855,107        (2,681,034)
                                                              ---------------    --------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS         54,341,467      (116,306,526)
                                                              ---------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                           (218,501,585)     (141,284,907)
NET ASSETS
 Beginning of period                                            1,458,354,454     1,599,639,361
                                                              ---------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $3,105,964 AND $9,050,836, RESPECTIVELY]  $ 1,239,852,869    $1,458,354,454
                                                              ===============    ==============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                  2001             2000          1999          1998          1997
Net asset value, beginning of period                               $17.63        $17.92        $16.29        $18.07        $17.56
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.41          0.47          0.40          0.42          0.48
 Net realized and unrealized gain (loss)                            (1.20)         0.77          2.25          0.90          2.38
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                               (0.79)         1.24          2.65          1.32          2.86
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.48)        (0.44)        (0.39)        (0.40)        (0.48)
 Dividends from net realized gains                                  (1.86)        (1.09)        (0.63)        (2.70)        (1.87)
 In excess of net realized gains                                    (0.23)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (2.57)        (1.53)        (1.02)        (3.10)        (2.35)
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                           (3.36)        (0.29)         1.63         (1.78)         0.51
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $14.27        $17.63        $17.92        $16.29        $18.07
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                     (4.46)%        7.13%        16.73%         8.68%        18.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $1,207,395    $1,423,113    $1,561,026    $1,548,475    $1,702,385
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.00%(2)       1.00%(2)       0.97%(2)       0.97%       0.98%
 Net investment income                                               2.58%         2.55%         2.19%         2.41%         2.65%
Portfolio turnover rate                                                45%           50%           57%          138%          206%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                     2001          2000          1999          1998          1997
Net asset value, beginning of period                               $17.52        $17.85        $16.25        $18.04        $17.54
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.30          0.33          0.27          0.30          0.35
 Net realized and unrealized gain (loss)                            (1.18)         0.77          2.24          0.90          2.37
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                               (0.88)         1.10          2.51          1.20          2.72
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.32)        (0.34)        (0.28)        (0.29)        (0.35)
 Dividends from net realized gains                                  (1.86)        (1.09)        (0.63)        (2.70)        (1.87)
 In excess of net realized gains                                    (0.23)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (2.41)        (1.43)        (0.91)        (2.99)        (2.22)
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                           (3.29)        (0.33)         1.60         (1.79)         0.50
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $14.23        $17.52        $17.85        $16.25        $18.04
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                     (5.10)%        6.29%        15.84%         7.91%        17.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $32,457       $35,242       $38,613       $32,988       $30,216
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.75%(2)       1.75%(2)       1.72%(2)       1.72%       1.73%
 Net investment income                                               1.83%         1.80%         1.45%         1.66%         1.90%
Portfolio turnover rate                                                45%           50%           57%          138%          206%

(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund has distinct investment objectives. The Core Bond Fund is a diversified fund and seeks to provide both current income and capital appreciation. The Aggressive Growth Fund is a diversified Fund and seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund is a diversified Fund and seeks a long-term appreciation of capital. The High Yield Fund is a diversified Fund and seeks to provide high current income. The Money Market Fund is a diversified Fund and seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund is a diversified Fund and seeks to provide reasonable income, long-term capital growth and conservation of capital.

   Each Fund offers both Class A and Class B shares and, additionally, Core Bond Fund, Aggressive Growth Fund, High Yield Fund, and Money Market Fund offer Class C shares. Class A shares of Aggressive Growth Fund, Capital Growth Fund and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2001, the total value of these securities represented approximately 7% and 8% of net assets of Core Bond Fund and High Yield Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Trust's net asset value, but will change the classification of certain amounts among interest income, realized and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

   Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Funds, except the Core Bond Fund and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. OPTIONS:

   The Trust, except for the Core Bond Fund and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund, except for the Core Bond Fund and Money Market Fund, may purchase options which are included in the funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2001, the Trust had no options.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. FORWARD CONTRACT LOAN TRANSACTIONS:

   The Trust may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

   The Funds, except the Core Bond Fund and Money Market Fund, may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the funds custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At October 31, 2001, the High Yield Fund had the following swap agreements outstanding:

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
---------------                                             --------------
Credit Default Swaps
  $5,000,000      Agreement with Goldman Sachs
                  International dated February 20, 2001,
                  terminating on April 15, 2009, to receive
                  4% per year times the notional amount.
                  The fund pays only upon a default event
                  of Telewest Communications PLC, the
                  notional amount times the difference
                  between the reference price and the
                  market value of Telewest Communications
                  PLC 0% bond due April 15, 2009             $(1,670,000)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated September 10, 2001,
                  terminating on September 10, 2006, to
                  receive 2.23% per year times the notional
                  amount. The fund pays only upon a default
                  event of AK Steel Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  AK Steel Corp. 7.875% bond due February
                  15, 2009                                     $(211,321)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated May 30, 2001,
                  terminating on May 30, 2006, to receive
                  3.60% per year times the notional amount.
                  The fund pays only upon a default event
                  of EchoStar DBS Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  EchoStar DBS Corp. 9.375% bond due
                  February 1, 2009                             $(154,645)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated June 11, 2001,
                  terminating on June 11, 2004, to receive
                  5.60% per year times the notional amount.
                  The fund pays only upon a default event
                  of EchoStar DBS Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  EchoStar DBS Corp. 4.875% bond due
                  January 1, 2007                              $(108.848)
                                                             -----------
                                                             $(2,144,814)
                                                             ===========

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, are entitled to a fee based upon the following

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

annual rates as a percentage of the average daily net assets of each separate fund:

                                             1st $1     $1-2       $2+
                                             Billion   Billion   Billion
                                             -------   -------   -------
Core Bond Fund.............................   0.45%     0.40%     0.35%
Capital Growth Fund........................   0.70%     0.65%     0.60%
High Yield Fund............................   0.65%     0.60%     0.55%
Money Market Fund..........................   0.40%     0.35%     0.30%
Balanced Fund..............................   0.55%     0.50%     0.45%

                                           1st $50   $50-500    $500+
                                           Million   Million   Million
                                           -------   -------   -------
Aggressive Growth Fund...................   0.90%     0.80%     0.70%

   Prior to November 30, 2000, the Aggressive Growth Fund paid the Adviser a monthly investment management fee at the annual rates of 0.70% of the average daily net assets up to $1 billion, 0.65% of the average daily net assets between $1 billion and $2 billion, and 0.60% of the average daily net assets over $2 billion.

   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares, 1.60% for Class B shares and 1.85% for Class C shares of the average of the aggregate daily net asset value.
   Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Aggressive Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $241,584 for Class A shares, deferred sales charges of $564,444 for Class B shares and $23,472 for Class C shares, for the year ended October 31, 2001. In addition, each Fund except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2001, $2,695,073 was retained by the Distributor, $8,187,078 was paid to unaffiliated participants, and $1,034,053 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended October 31, 2001, the Trust paid PXP Securities Corp., a wholly owned subsidiary of Phoenix Investment Partners Ltd., brokerage commissions of $121,548 in connection with portfolio transactions effected by it.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2001, financial agent fees were $1,879,195, of which PEPCO received $216,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2001, transfer agent fees were $7,576,166 of which PEPCO retained $3,104,856.

   At October 31, 2001, PNX and affiliates held Trust shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                              Shares        Value
                                            ----------   -----------
Core Bond Fund, Class A...................         386   $     3,638
Core Bond Fund, Class C...................      12,534       117,942
Aggressive Growth Fund, Class B...........      12,467       146,482
Aggressive Growth Fund, Class C...........       5,133        60,318
High Yield Fund, Class A..................         602         3,125
Money Market Fund, Class A................  10,098,497    10,098,497
Money Market Fund, Class C................     108,064       108,064

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended October 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                         Purchases          Sales
                                       --------------   --------------
Core Bond Fund.......................  $   41,047,883   $   24,894,389
Aggressive Growth Fund...............     704,747,199      688,783,077
Capital Growth Fund..................   1,139,734,711    1,368,564,087
High Yield Fund......................     303,332,445      326,379,819
Balanced Fund........................     436,272,983      572,059,708

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

   Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2001, aggregated the following:

                                          Purchases        Sales
                                         ------------   ------------
Core Bond Fund.........................  $142,700,614   $158,020,311
Balanced Fund..........................   152,577,699    135,987,289

4. FORWARD CURRENCY CONTRACTS

   As of October 31, 2001 the High Yield Fund had entered into the following forward currency contract which contractually obligates the Fund to receive currency at the specified date:

                                                                         Net
                                                                      Unrealized
                                         Settlement                  Appreciation
Contract to receive   In Exchange for       Date         Value      (Depreciation)
-------------------   ----------------   ----------   -----------   --------------
US $11,187,500        Euros 12,500,000     5/2/02     $11,176,015      $11,485
Euros 5,500,000          US $4,918,650     5/2/02     $ 4,917,447      $(1,203)
                                                                       -------
Total............................................................      $10,282
                                                                       =======

5. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. CAPITAL LOSS CARRYOVERS

   The following Funds have capital loss carryforwards which may be used to offset future capital gains.

                          Core                        Capital
Expiration                Bond        Aggressive       Growth       High Yield     Balanced
Date                      Fund       Growth Fund        Fund           Fund          Fund
----                   -----------   ------------   ------------   ------------   -----------
2002.................  $ 4,084,443   $         --   $         --   $ 14,103,053   $        --
2003.................           --             --             --     46,929,335            --
2004.................    2,433,827             --             --             --            --
2006.................           --             --             --      1,533,950            --
2007.................    6,429,814             --             --     38,223,988            --
2008.................    8,192,129             --             --     27,836,215            --
2009.................           --    127,300,748    396,211,833     66,603,160    18,032,864
                       -----------   ------------   ------------   ------------   -----------
Total................  $21,140,213   $127,300,748   $396,211,833   $195,229,701   $18,032,864
                       ===========   ============   ============   ============   ===========

7. RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                        Undistributed    Accumulated      Capital paid in
                        net investment   net realized      on shares of
                        income (loss)    gain (loss)    beneficial interest
                        -------------    ------------   -------------------
Core Bond Fund........    $1,056,014     $  (245,775)       $  (810,239)
Aggressive Growth
 Fund.................     2,945,368           7,239         (2,952,607)
Capital Growth Fund...     8,453,162           3,978         (8,457,140)
High Yield Fund.......     3,528,636      (2,799,489)          (729,147)
Balanced Fund.........       707,147        (150,425)          (556,722)

 TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended October 31, 2001, the following Funds distributed long-term capital gain dividends as follows:

Aggressive Growth Fund.......................  $ 45,057,457
Capital Growth Fund..........................   151,354,547
Balanced Fund................................   158,179,968

  For federal income tax purposes, 24.34% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers Logo]

To the Board of Trustees and Shareholders of Phoenix Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Trust") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2001

                 (This page has been left blank intentionally.)

PHOENIX SERIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Malcolm Axon, Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Paul A. Lefurgey, Vice President
James E. Mair, Vice President
Timothy P. Norman, Vice President
Julie L. Sapia, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Core Bond Fund)
55 East Monroe Street
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services          1-800-243-1574
Advisor Consulting Group      1-800-243-4361
Text Telephone                1-800-243-1926
Web site                      www.phoenixinvestments.com

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford CT 06115-0480

                                                     ---------------------------
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[PHOENIX INVESTMENT PARTNERS LOGO]



For more information about Phoenix
mutual funds, please call your
financial representative or contact
us at 1-800-243-4361 or
www.phoenixinvestments.com.




























PXP 661 (12/01)